                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.         )

Filed by the Registrant [x]  Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]       Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[x]       Definitive Proxy Statement
[ ]       Definitive Additional Materials
[ ]       Soliciting Material Pursuant to Section 240.14a-12

                          MISSION RESOURCES CORPORATION
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
         [x]      No fee required
         [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.

                  (1) Title of each class of securities to which transaction applies:

                      __________________________________________________________

                  (2) Aggregate number of securities to which transaction
                      applies:

                      __________________________________________________________

                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                      __________________________________________________________

                  (4) Proposed maximum aggregate value of transaction:

                      __________________________________________________________

                  (5) Total fee paid:

                      __________________________________________________________

         [ ]      Fee paid previously with preliminary materials: ______________

         [ ]      Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1) Amount previously paid: __________________________________

                  (2) Form, Schedule or Registration Statement No.: ____________

                  (3) Filing Party: ____________________________________________

                  (4) Date Filed: ______________________________________________

                          MISSION RESOURCES CORPORATION
                          1331 Lamar Street, Suite 1455
                              Houston, Texas 77010
                                 (713) 495-3000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 19, 2004

To the Stockholders of Mission Resources Corporation:

         You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Mission Resources Corporation, which will be held at the Four Seasons Hotel, 1300 Lamar Street, Houston, Texas 77010 at 10:00 a.m., Houston time, on May 19, 2004, for the following purposes:

         1. To elect five nominees to the Board of Directors to serve until their successors are duly elected and qualified;

         2. Vote to adopt the 2004 Incentive Plan; and

         3. To transact such other business incident to the conduct of the meeting as may properly come before the meeting or any adjournments or postponements thereof.

         Only stockholders of record at the close of business on March 23, 2004 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. A complete list of all stockholders entitled to vote at the meeting will be open for examination by any stockholder for any purpose relevant to the meeting during normal business hours for a period of ten days prior to the meeting, at the principal offices of Mission located at 1331 Lamar Street, Suite 1455, Houston, Texas 77010. Such list will also be available at the meeting and may be inspected by any stockholder who is present for any purpose relevant to the meeting. The proxy materials are being sent to stockholders on or about April 8, 2004.

         Whether or not you are planning to attend the meeting, you are urged to complete, date and sign the enclosed proxy and return it promptly.

                               Sincerely,

                               Robert L. Cavnar
                               Chairman of the Board and Chief Executive Officer

Houston, Texas
April 8, 2004

                             YOUR VOTE IS IMPORTANT

TO ENSURE REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU DO ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                                 PROXY STATEMENT
                              --------------------
                          MISSION RESOURCES CORPORATION
                          1331 Lamar Street, Suite 1455
                              Houston, Texas 77010
                                 (713) 495-3000

                         Annual Meeting of Stockholders
                                  May 19, 2004

                                  INTRODUCTION

         This Proxy Statement is being furnished in connection with the solicitation of proxies by and on behalf of our Board of Directors for use at our 2004 Annual Meeting of Stockholders to be held on May 19, 2004 at 10:00 a.m., Houston time, at the Four Seasons Hotel located at 1300 Lamar Street, Houston, Texas 77010, and at any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement.

         This Proxy Statement and the enclosed Proxy Card are being mailed to the stockholders on or about April 8, 2004. The Annual Report for the year ended December 31, 2003 is also being mailed to stockholders contemporaneously with this Proxy Statement, although the Annual Report does not form a part of the materials for the solicitation of proxies.

                              QUESTIONS AND ANSWERS

Q:       WHO CAN ATTEND AND VOTE AT THE MEETING?

         A: The Board of Directors set March 23, 2004 as the record date for the annual meeting. You can attend and vote at the meeting if you were a stockholder at the close of business on the record date, March 23, 2004. On that date, there were 40,267,636 shares outstanding and entitled to vote at the meeting.

Q:       WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

         A: There are two proposals scheduled to be voted on at the meeting:

                  -        The election of directors; and

                  -        The adoption of the 2004 Incentive Plan.

Q:       HOW WILL THE PROXIES VOTE ON ANY OTHER BUSINESS BROUGHT UP AT THE
         MEETING?

         A: By submitting your Proxy Card, you authorize the proxies to use their judgment to determine how to vote on any other matter brought before the meeting. We do not know of any other business to be considered at the meeting. The proxies' authority to vote according to their judgment applies only to shares you own as a stockholder of record.

Q:       HOW DO I CAST MY VOTE?

         A: Whether you hold shares in your name or through a broker, bank or other nominee, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held through a broker, bank or other nominee, by submitting voting instructions to that nominee. Instructions for voting by mail are on your Proxy Card. For shares held through a broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee describing how to vote your shares. If you provide specific voting instructions, your shares will be voted as you have instructed.

                  If you hold shares in your name, and you sign and return a Proxy Card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors on all matters. If you hold your shares through a broker, bank or other nominee and you do not provide instructions on how to vote, your broker may have authority to vote your shares. The New York Stock Exchange, or NYSE, issued new regulations prohibiting brokers or other nominees that are NYSE member organizations from voting in favor of proposals relating to equity compensation plans unless they receive specific instructions from the beneficial owner of the shares to vote in that manner. In addition, the National Association of Securities Dealers, Inc., or NASD, member brokers are also prohibited from voting on such proposals without specific instructions from beneficial holders. Accordingly, all shares that you hold through a broker or other nominee who is a NYSE or NASD member organization will only be voted on Proposal 2 if you have provided specific voting instructions to your broker or other nominee to vote your shares on that proposal. See "Vote required" following each proposal for further information.

Q:       HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSAL?

         A: The Board recommends you vote "FOR" each of the nominees to the Board of Directors, and "FOR" the adoption of the 2004 Incentive Plan.

Q:       CAN I REVOKE MY PROXY CARD?

         A:       Yes. You can revoke your Proxy Card by:

                  -        Submitting a new Proxy Card with a later date;

                  - Giving written notice before the meeting to our Corporate Secretary stating that you are revoking your Proxy Card; or

                  - Attending the meeting and voting your shares in person, or notifying our Corporate Secretary orally at the meeting of your wish to revoke your proxy.

Q:       WHO WILL COUNT THE VOTE?

         A: The inspector of election will count the vote. A representative from Automatic Data Processing, Inc. will act as the inspector of election.

Q:       WHAT IS A "QUORUM?"

         A: A quorum is the number of shares that must be present to hold the meeting. The quorum requirement for the meeting is a majority of the outstanding shares as of the record date, present in person or represented by proxy. If you submit a valid Proxy Card or attend the meeting, your shares will be counted to determine whether there is a quorum. Abstentions and broker non-votes also count toward the quorum. "Broker non-votes" occur when nominees (such as banks and brokers) that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary voting authority to vote those shares.

Q:       WHAT SHARES ARE INCLUDED ON MY PROXY CARD?

         A: Your Proxy Card represents all shares registered to your account in the same social security number and address.

Q:       WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

         A: Your shares are probably registered in more than one account. You should vote each Proxy Card you receive. We encourage you to consolidate all your accounts by registering them in the same name, social security number and address.

Q:       HOW MANY VOTES CAN I CAST?

         A:       On all matters you are entitled to one vote per share.

Q:       WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

         A: The preliminary voting results will be announced at the meeting. The final results will be published in our quarterly report on Form 10-Q for the second quarter of 2004.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

NOMINEES

         Set forth in the table below are the nominees for election as a director of Mission. The term of office for which the directors are nominated will expire at the time of our 2005 Annual Meeting of Stockholders or when their respective successors shall have been elected and qualified. It is the intention of the persons named in the accompanying proxy that proxies will be voted for the election of the five nominees named below unless otherwise indicated thereon. Should any nominee for the office of director named herein become unable or unwilling to accept nomination or election, the person or persons acting under the proxies will vote for the election in his or her stead of such other person as the Compensation, Nominating and Corporate Governance Committee of the Board of Directors may recommend, and the Board of Directors may nominate. The committee, which consist solely of directors that are independent within the meaning of Rule 4200 of the NASD, recommended the five directors to the Board of Directors. Based on that recommendation, the Board nominated such directors for election at the annual meeting. The nominees have consented to be nominated and have expressed their intention to serve if elected. We have no reason to believe that any of the nominees will be unable to serve if elected to office and, to our knowledge, the nominees intend to serve the entire term for which election is sought. Only the nominees or substitute nominees designated by the Board of Directors will be eligible to stand for election as directors at the meeting. See "Stockholder Proposals."

DIRECTORS

         The following table provides information with respect to Mission's directors and nominees for director.

NAME                                          AGE              POSITION WITH THE COMPANY
----                                          ---              -------------------------
Robert L. Cavnar                              51       Chairman of the Board, President, Chief
                                                       Executive Officer and Director
David A.B. Brown (1)                          60       Director
Joseph N. Jaggers (2)                         50       Director
Robert R. Rooney (1)(2)                       47       Director
Herbert C. Williamson, III (1)(2)             55       Director

-----------------
(1)      Member, Audit Committee

(2)      Member, Compensation, Nominating and Corporate Governance Committee

         Robert L. Cavnar joined Mission as Chairman of the Board and Chief Executive Officer in August 2002. Prior to joining Mission, he served as Senior Vice President, Chief Financial Officer and Treasurer of El Paso Production Company, a natural gas production company and subsidiary of El Paso Corporation, a natural gas services provider and NYSE-traded company, from October 1999 to August 2002. From July 1996 to October 1999, Mr. Cavnar served first as Vice President and Chief Financial Officer and then as Senior Vice President and Chief Operating Officer of El Paso Field Services Company, a natural gas gathering, treating, processing, compression and intrastate transmission company and subsidiary of El Paso Corporation. Mr. Cavnar earned a bachelor's degree from Eastern Michigan University and a master's degree in business administration from Southern Methodist University. He also completed the Program for Management Development at the Harvard Graduate School at Business.

         David A.B. Brown joined the Board of Directors in October 2002. He has served as the President of the Windsor Group, Inc., a strategy-consulting firm with a focus on oilfield equipment and service industries, from 1984 to the present. Mr. Brown also currently serves on the boards of directors for EMCOR Group, Inc., NS Group, Inc., Pride International, Inc. and Layne Christensen Corp. He earned a bachelor's degree in commerce and a licentiate in accounting from McGill University and a masters of business administration, with distinction, from Harvard University. Mr. Brown is also a member of the Quebec Institute of Chartered Accountants.

         Joseph N. Jaggers joined the Board of Directors in November 2003. Mr. Jaggers has over 23 years in the oil and gas industry in engineering, operations, and management positions. He was named Vice President, Exploration and Production for Williams Companies, Inc. (NYSE: WMB), Denver region in August 2001. Prior to his position at Williams, Mr. Jaggers served as President and Chief Operating Officer of Barrett Resources Corporation in Denver until August 2001, when Williams acquired Barrett. He has also served in a variety of positions of increasing responsibility with BP Amoco, both in the United States and internationally, from 1981 to 2000. He is a member of the Society of Petroleum Engineers, on the Board of the Independent Petroleum Association of the Mountain States and President of the Colorado Oil and Gas Association. Mr. Jaggers earned a bachelor's of science degree in engineering from the United States Military Academy at West Point and served in the United States Army for six years.

         Robert R. Rooney joined the Board of Directors in December 2001. He has served as a partner in the energy and natural resources group at Bennett Jones LLP, a Canadian-based law firm, since May 1992. Mr. Rooney is also a leader of the firm's international practice group. Mr. Rooney also currently serves on the boards of directors of Resolute Energy Inc., Temple Exploration Inc., Blizzard Energy, Inc. and Ferus Gas Industries Inc. He earned a bachelor's degree in law from the University of Western Ontario in 1983. Mr. Rooney is a member of the Calgary Bar Association, the Law Society of Alberta, the Canadian Bar Association, the Canadian Petroleum Law Foundation, the Association of International Petroleum Negotiators and the Rocky Mountain Mineral Law Foundation.

         Herbert C. Williamson, III joined the Board of Directors in November 2002. He served as an investment banker for Petrie Parkman & Co., a specialized oil and gas investment-banking firm, from March 2001 to April 2002. From January 1999 to March 2002, Mr. Williamson served as a consultant and interim Chief Financial Officer for Merlon Petroleum Company, a private oil and gas exploration and development company, where he still serves as a director. He served as director, Executive Vice President and Chief Financial Officer for Seven Seas Petroleum Company, a TSE-traded oil and gas company, from October 1998 to November 1999. From June 1995 to March 1999, Mr. Williamson served as the Director-Energy Group, Investment Banking Department for Credit Suisse First Boston Corporation. Mr. Williamson earned a bachelor's degree in arts from Ohio Wesleyan University and a masters of business administration from Harvard University.

         All of our officers and directors (including the nominees) are United States citizens, except Mr. Rooney, who is a citizen of Canada.

COMMUNICATING WITH THE BOARD OF DIRECTORS

         Historically, we have not adopted a formal process for stockholder communications with the Board of Directors. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe our responsiveness to stockholder communications to the Board has been excellent. Nevertheless, during the upcoming year the Compensation, Nominating and Corporate Governance Committee will give full consideration to the adoption of a formal process for stockholder communications with the Board and, if adopted, publish it promptly and post it to our website.

         Although we do not have a formal policy regarding attendance by members of the Board of Directors at our Annual Meeting of Stockholders, we encourage directors to attend and historically attendance has been excellent. The Compensation, Nominating and Corporate Governance Committee will give consideration during the upcoming year of formalizing this excellent attendance record into a formal policy, so as to maximize attendance by directors, taking into account the directors' schedules and the timing requirements of applicable law.

BOARD AND COMMITTEE ACTIVITY, STRUCTURE AND COMPENSATION

         In accordance with Delaware corporate law, our business is managed under the direction of our Board of Directors. There are currently two standing committees of the Board of Directors, the Audit Committee, and the Compensation, Nominating and Corporate Governance Committee. Committee membership and the functions of those committees are described below.

         During 2003, the Board of Directors held ten meetings. All directors attended at least 75% of the total meetings of the Board and the committees on which they serve.

         The Board of Directors has determined that the following members of the Board are independent within the meaning of Rule 4200 of the NASD: David A.B. Brown, Joseph N. Jaggers, Robert R. Rooney and Herbert C. Williamson.

         Audit Committee. The Audit Committee is currently comprised of Mr. Brown, who is Chairman, and Messrs. Rooney and Williamson. The board of directors has determined that Mr. Brown is an audit committee financial expert under the SEC rules, and independent, as that term is used in Item 7(d)(3)(iv) of Schedule 14A. All of the members of the committee are independent directors within the meaning of Rule 4200 of the NASD. The committee operates under a written charter adopted by the Board of Directors, and attached as Appendix A to this Proxy Statement. The committee is responsible for: reviewing the financial reports and other financial information provided by us to any governmental body or the public; reviewing our system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established, and our auditing, accounting and financial reporting processes generally; reviewing the independence and performance of our independent auditors; and providing an open avenue of communication among the independent auditors, financial and senior management, and the Board. The committee also has the sole authority and responsibility to appoint, select, evaluate, and, where appropriate, replace our independent auditors. The committee met eight times during 2003.

         Compensation, Nominating and Corporate Governance Committee. The current members of the Compensation, Nominating and Corporate Governance Committee are Mr. Rooney, who is chairman, Mr. Jaggers and Mr. Williamson. Ms. Judy Ley Allen served as a member of the committee in 2003 until her retirement from the Board of Directors in May 2003, Mr. James L. Bowles served as a member of the committee from May 2003 to August 2003, when he resigned from the Board of Directors, and Mr. Brown served as a member of the committee from September 2003 to December 2003. All of the members of the committee are independent directors within the meaning of Rule 4200 of the NASD. The committee operates under a written charter adopted by the Board of Directors, and attached as Appendix B to this Proxy Statement. The committee is responsible for: administering the 1994 Stock Incentive Plan, the 1996 Stock Incentive Plan and the 2004 Incentive Plan; reviewing and recommending the compensation of our Chief Executive Officer to the independent members of the Board; reviewing and approving the compensation of our other officers; identifying individuals qualified to become Board members; recommending to the Board of Directors' director nominees for the next annual meeting of stockholders; and recommending to the Board of Directors a set of corporate governance principles applicable to Mission. The committee met seven times during 2003.

         Director Nominations Process. As indicated above, nominating functions are handled by the Compensation, Nominating and Corporate Governance Committee pursuant to its charter. The charter is available on our website at http://www.mrcorp.com/aboutus/corporategovernance.aspx.

         Our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at our Annual Meeting of Stockholders. Historically, we have not had a formal policy concerning stockholder recommendations to the committee (or its predecessors). To date, we have not received any recommendations from stockholders requesting that the committee (or any predecessor) consider a candidate for inclusion among the committee's slate of nominees in our proxy statement. The absence of such a policy does not mean, however, that a recommendation would not have been considered had one been received. The committee will consider this matter fully during the upcoming year with a view to adopting and publishing a policy on stockholder recommendations for director nominees prior to the 2005 Annual Meeting of Stockholders.

         In evaluating director nominees, the committee considers the following factors:

         -        the appropriate size of Mission's Board of Directors;

         - the needs of Mission with respect to the particular talents and experience of its directors;

         - the knowledge, skills and experience of nominees, including experience in technology, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

         -        familiarity with the energy industry;

         -        experience with accounting rules and practices; and

         - the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

         The committee's goal is to assemble a Board of Directors that brings to Mission a variety of perspectives and skills derived from high quality business and professional experience.

         Other than the foregoing there are no stated minimum criteria for director nominees, although the committee may also consider such other factors as it may deem are in the best interests of Mission and its stockholders. The committee does, however, believe it appropriate for at least one member of the Board to meet the criteria for an "audit committee financial expert" as defined by SEC rules, and that a majority of the members of the Board meet the definition of "independent director" under NASDAQ rules. The committee also believes it appropriate for certain key members of Mission's management to participate as members of the Board.

         The committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to Mission's business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the committee or the Board decides not to re-nominate a member for re-election, the committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the committee and Board of Directors are polled for suggestions as to individuals meeting the criteria of the committee. Research may also be performed to identify qualified individuals. We have also engaged third parties to identify or evaluate or assist in identifying potential nominees.

         Code of Ethics. We have adopted a Code of Business Conduct that applies to all of our employees, as well as each member of the Board of Directors. The Code of Business Conduct is available on our website at http://www.mrcorp.com/aboutus/corporategovernance.aspx. We intend to post amendments to or waivers from the Code of Business Conduct (to the extent applicable to our chief executive officer, principal financial officer or principal accounting officer) at this location on our website.

         Director Compensation. Directors who were neither officers nor employees receive an annual cash fee of $18,000, and directors who were neither officers nor employees and who chair a committee receive an additional $7,500 per annum, except for the chair of the Audit Committee, who receives an additional $15,000 per annum. Directors who were neither officers nor employees also receive an attendance fee of $800 for each Board of Directors or committee meeting attended. Each director who is neither an officer nor an employee, upon his or her initial election to the Board of Directors, will automatically be granted options to purchase 20,000 shares of our common stock. Pursuant to this arrangement, Mr. James E. Bowles (who resigned as director in August 2003) and Mr. Jaggers were each granted options to purchase 20,000 shares of our common stock upon joining the Board of Directors in May 2003 and November 2003, respectively. In addition each director who is neither an officer nor an employee will automatically be granted options to purchase 5,000 shares of our common stock immediately after the annual meeting. Pursuant to this arrangement, Messrs. Brown and Williamson were each granted options to purchase 5,000 shares of our common stock on May 20, 2003. Options granted pursuant to the forgoing arrangements will have an exercise price equal to the average of the high and low sales prices of our common stock on the date of grant and will have a term of 10 years.

         The members of the Board of Directors are entitled to reimbursement of their expenses incurred in connection with the attendance at Board and committee meetings in accordance with company policy.

VOTE REQUIRED

         Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the five nominees receiving the highest number of votes will be elected. Broker non-votes and abstentions will not affect the outcome of the election of directors. If you hold your shares through a broker, bank or other nominee and you do not instruct them how to vote on this proposal, your broker may have authority to vote your shares. You may vote "FOR" all nominees, "AGAINST" all nominees or withhold your vote for any one or more of the nominees. The proxy holders intend to vote the shares represented by proxies to elect the five nominees to the Board of Directors set forth in Proposal 1.

BOARD RECOMMENDATION

         The Board of Directors recommends that you vote "FOR" each of the nominees to the Board of Directors set forth in this Proposal 1.

                                   PROPOSAL 2
                       ADOPTION OF THE 2004 INCENTIVE PLAN

GENERAL

         On March 4, 2004, the Board of Directors adopted the 2004 Incentive Plan and directed that the 2004 plan submitted for the approval of our stockholders. The 2004 plan appears as Appendix C to this proxy statement. The full text of the 2004 plan is incorporated herein by this reference, and the following summary is qualified in its entirety by reference to the text of the plan.

         Under our 1996 Stock Incentive Plan and the 1994 Stock Incentive Plan, we may grant stock options exercisable to purchase an aggregate of 3,900,000 shares and 825,000 shares of common stock, respectively. As of March 15, 2004, only 33,000 shares and 7,334 shares remained available for option grants under the 1996 plan and the 1994 plan, respectively. The 2004 plan, as proposed, will give the Board of Directors a sufficient number of shares of common stock to provide a larger number of key employees and other key personnel with incentive compensation commensurate with their positions and responsibilities. Given the growth in 2003 in our employee base, and the potential continued growth of Mission, additional options may be needed to attract and retain employees. The 2004 plan permits the grant of incentive compensation covering 2,500,000 shares of our common stock.

         The Board of Directors believes that the adoption and approval of the 2004 plan is necessary as a result of the growth in the size of Mission and the number of its key employees and other key personnel. The Board of Directors believes that the 2004 plan will allow Mission to continue to emphasize equity-based compensation in structuring compensation packages for key employees and other key personnel. The Board of Directors believes that an emphasis on equity-based compensation will yield the greatest benefit for the stockholders, as compensation is directly dependent on the return on stockholders' investments.

SUMMARY OF THE PLAN

         The description set forth below summarizes the principal terms and conditions of the 2004 plan; however, it does not purport to be complete and is qualified in its entirety by reference to the 2004 plan, a copy of which is attached to this Proxy Statement as Appendix C. Capitalized terms not otherwise defined herein shall have the meanings of such terms in the 2004 plan.

         General. The primary objectives of the 2004 plan are to promote the success of Mission by:

         - attracting and retaining selected employees, consultants and directors;

         -        encouraging their commitment;

         -        motivating superior performance;

         -        facilitating attainment of ownership interests in Mission;

         -        aligning personal interests with those of our stockholders;
                  and

         - enabling them to share in the long-term growth and success of Mission.

         Shares Subject to 2004 Plan. The number of shares of our common stock reserved under the 2004 plan is 2,500,000 and the total amount of shares reserved under the 2004 plan are available for any one of the types of incentive awards described below. The number of shares available under both the 2004 plan and outstanding incentive awards are subject to adjustments to prevent enlargement or dilution of rights resulting from stock dividends, stock splits, recapitalization or similar transactions, or resulting from a change in applicable laws or other circumstances.

         Administration. The 2004 plan provides that it is to be administered by a committee appointed by the Board of Directors, and that while we are a publicly-held corporation, all of the members of the committee must be non-employee directors and outside directors under Treasury Regulation Section 162(m) and Section 16b-3 of the Exchange Act and meet the independence requirements established by the principal securities exchange or quotation system where the common stock is traded. The 2004 plan will be administered by the Compensation, Nominating and Corporate Governance Committee of the Board.

         The committee has the full power and authority to grant to eligible persons the Incentive Awards described below and determine the terms and conditions under which Incentive Awards are made. The committee is authorized to, among other things, determine the size, duration and type, as well as terms and conditions (which need not be identical) of each Incentive Award. The terms of Incentive Awards will be reflected in an agreement between the participant and us. The committee also construes and interprets the 2004 plan and any related incentive agreements. The committee has the authority to grant an award of restricted stock, cash or other stock-based awards that comply with the performance-based requirements of Internal Revenue Code Section 162(m). All determinations and decisions of the committee are final, conclusive and binding on all parties. We will indemnify members of the committee against any damage, loss, liability, cost or expenses arising in connection with any claim, action, suit or proceeding by reason of any action taken or failure to act under the 2004 plan, except for any such act or omission constituting willful misconduct or gross negligence.

         Eligibility. Employees, consultants, and outside directors, as defined in Section 162(m) of the Internal Revenue Code, and non-employee directors are eligible to participate in the 2004 plan.

         Term of the 2004 Plan. The 2004 plan will remain in effect, subject to the right of the Board of Directors to terminate it earlier under certain circumstances, until all shares of common stock subject to the 2004 plan are purchased or acquired. However, no Incentive Awards may be granted under the 2004 plan after ten (10) years from the Effective Date of the 2004 plan.

         Types of Incentive Awards. Under the 1994 Stock Incentive Plan and 1996 Stock Incentive Plan, the original committee was only allowed to grant incentive stock options, non-statutory stock options and performance shares. Under the 2004 plan, the committee may grant Incentive Awards which may be any of the following:

         - incentive stock options as defined in Section 422 of the Internal Revenue Code;

         -        non-statutory stock options;

         -        stock appreciation rights;

         -        shares of restricted stock;

         - performance awards by reference to performance units (cash) or performance shares (shares of common stock);

         - other stock-based awards payable in shares of common stock or other consideration related to such shares;

         - supplemental payments dedicated to the payment of income taxes;

         - automatic awards of nonqualified stock options for non-employee directors in the amount of 20,000 shares for an initial term and 5,000 shares to be granted on the first business day following our annual stockholders' meeting of each subsequent year in which such person is still serving as a director (whether or not such director's term has been continuous) and subject to terms as determined by the committee in the award agreement.

                  Stock Options. Incentive stock options and non-statutory stock options as described below together are called "Stock Options." The terms of each Incentive Award will be reflected in an incentive agreement between us and the participant.

                  Stock Options entitle the holder to purchase a specified number of shares of common stock at a specified exercise price subject to the terms and conditions of the option grant. The option price per share of all incentive stock options must be at least 100% of the fair market value per share of common stock on the date of grant. The aggregate fair market value of shares of common stock with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year cannot exceed $100,000. To the extent that the fair market value of shares of common stock with respect to which incentive stock options become exercisable for the first time during any calendar year exceeds $100,000, the portion in excess of $100,000 will be treated as a non-statutory option. If an optionee owns more than 10% of the outstanding shares of common stock at the time the optionee is granted an incentive stock option, the option price per share cannot be less than 110% of the fair market value per share on the date of grant and the term of the option cannot exceed five years.

                  Restricted Stock. A restricted stock award consists of a grant of common stock that is subject to a substantial risk of forfeiture or otherwise restricted until conditions established at the time of grant are satisfied. The committee shall designate the vesting date or dates for each award of restricted shares, and may prescribe other restrictions, terms and conditions applicable to the vesting of such restricted shares. The stock certificate or certificates representing restricted stock will be registered in the name of the holder to whom such shares have been awarded and until the shares are vested the certificates representing the restricted stock will bear a restrictive legend to the effect that ownership of the restricted stock and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the 2004 plan and the applicable agreement entered into between the holder and us. The certificate may remain in the custody of Mission or its designee endorsed in blank so as to permit the retransfer to Mission of all or any portion of the restricted stock that is forfeited or otherwise does not become vested in accordance with the 2004 plan or the applicable agreement. Unless otherwise designated by the committee, the holder of restricted stock will have the right to vote such shares and to exercise all of the rights, powers and privileges of a holder of shares of common stock. The committee may also limit a holder's right to receive dividends.

                  Performance Units and Shares and Other Stock-Based Awards. In order to enable Mission and the committee to respond quickly to significant developments in applicable tax or other legislation and regulations and trends in executive compensation practices, the 2004 plan also authorizes the committee to grant performance awards in the form of performance units or performance shares or other stock-based awards to individuals eligible to participate in the 2004 plan. Performance units and shares may be granted by the committee on such terms and conditions as determined by the committee for a performance period. For each performance period, the committee will establish specific financial or non-financial performance objectives, the number of performance units or performance shares and their contingent values, which values may vary depending on the degree to which such objectives are met. Other stock-based awards may consist of awards that are valued, in whole or in part, by reference to, or otherwise based on, our common stock. Subject to the terms of the 2004 plan, the committee may determine any terms and conditions of other stock-based awards; provided, however, that those Awards intended to qualify as performance-based compensation under Internal Revenue Code Section 162(m) shall comply with the standards specified in the 2004 plan and in accordance with 162(m) and the regulations thereunder. Payment of stock-based awards will be in shares of common stock or other consideration related to those Incentive Awards as the committee determines in its discretion.

                  Supplemental Payments for Taxes. The committee may grant, in connection with non-statutory stock options, stock appreciation rights, restricted stock or performance awards, a supplemental payment in an amount not to exceed the amount necessary to pay the federal and state income taxes payable by a participant with respect to the incentive award and the receipt of such supplemental payment.

         Termination of Employment and Change in Control. Except as provided otherwise the applicable incentive agreement, if the participant's employment or other service with us is terminated other than due to his death, disability, retirement or for cause, his then vested incentive awards remain exercisable for 90 days after such termination (three months in the case of an incentive stock option). If his termination is due to disability or death, his vested incentive awards remain exercisable for one year following such termination. On his retirement, his vested incentive awards remain exercisable for six months, except for incentive stock options, which by statute may remain exercisable for only up to three months. On a termination for cause, all outstanding incentive awards, whether or not vested, expire at the opening of business on the date of termination.

         Except as otherwise provided in the applicable incentive agreement, if we undergo a "change in control," any restrictions on restricted stock and other stock-based awards will be deemed satisfied, all outstanding stock options become 100% vested and immediately exercisable, and any other stock-based awards become fully vested and deemed earned in full.

         Incentive Awards Nontransferable. Generally, no incentive award may be assigned, sold or otherwise transferred by a participant, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order under Section 414(p) of the Internal Revenue Code, or be subject to any encumbrance, pledge, lien, assignment or charge. An incentive award may be exercised during the participant's lifetime only by the participant or the participant's legal guardian. However, in the discretion of the committee, the incentive agreement for a non-statutory stock option may provide that the non-statutory stock option is transferable to immediate family. The 2004 plan contains provisions permitting such a transfer if approved by the committee and included in the incentive agreement.

         Amendment and Termination of the 2004 Plan. The Board may amend or terminate the 2004 plan at any time, except that the 2004 plan may not be modified or amended, without shareholder approval while we are a publicly-held corporation, if such amendment would:

         - increase the number of shares of common stock that may be issued thereunder, except in connection with the recapitalization or reclassification of common stock;

         - amend the eligibility requirements for employees to participate in the 2004 plan;

         - increase the maximum limits on awards that may be issued to covered employees under Section 162(m) of the Code;

         -        extend the term of the 2004 plan; or

         - decrease the authority granted to the committee under the 2004 plan in contravention of Rule 16b-3 under the Securities Exchange Act of 1934.

         No termination or amendment of the 2004 plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a participant without his or her consent.

         Federal Income Tax Consequences of Awards Granted Under the 2004 Plan. The following is a summary of the United States federal income tax consequences that generally will arise with respect to Incentive Awards granted under the 2004 plan and with respect to the sale of any shares of common stock acquired under the 2004 plan. The tax consequences of the Incentive Awards are complex and dependent upon each individual's personal tax situation. All participants are advised to consult with his or her own tax advisor respecting Incentive Awards and federal, state and local tax laws.

                  Incentive Stock Options. In general a participant will not recognize taxable income upon the grant or a "qualified" exercise of any incentive stock option. We are not entitled to a deduction at the time of grant or "qualified" exercise. Instead, a participant will recognize taxable income with respect to incentive stock options only upon the sale of shares of common stock acquired through the "qualified" exercise of an option. The "qualified" exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

                  Generally, the tax consequences of selling shares of common stock acquired upon the exercise of an incentive stock option will vary with the length of time that the participant has owned the shares of common stock at the time it is sold. If the participant sells shares of common stock acquired upon the "qualified" exercise of an incentive stock option which means selling it after having owned it for more than two years from the date the option was granted and one year from the date the option was exercised, then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the shares of common stock sold over the exercise price.

                  If the participant sells shares of common stock acquired upon the exercise of incentive stock options for more than the exercise price prior to having owned it for more than two years from the date the option was granted and one year from the date the option was exercised (a disqualifying disposition) then the participant will recognize ordinary income compensation income in an amount equal to the difference between the fair market value of the shares acquired on the date of exercise (or, if less, the sale price of the shares) and the exercise price. We are generally entitled to a tax deduction at the same time and in the same amount as the ordinary income recognized by the participant from such disposition.

                  If a participant sells shares of stock acquired upon the exercise of an incentive stock option for less than the exercise price, then the participant may recognize a capital loss in an amount equal to the excess of the exercise price over the sale price of the shares.

                  Non-Statutory Stock Options. As in the case of an incentive stock option, a participant will not recognize ordinary taxable income upon the grant of a non-statutory stock option nor will we be entitled to a deduction at that time. Unlike the case of an incentive stock option, however, a participant who exercises a non-statutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares of common stock acquired through the exercise of the option on the date the option was exercised over the exercise price, and we will generally recognize a corresponding tax deduction in the same amount at the same time.

                  With respect to any shares of common stock acquired upon the exercise of a non-statutory option, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling the shares, a participant will generally recognize a capital gain or loss in an amount equal to the difference between the sale price of the shares and the participant's tax basis in the shares.

                  Restricted Shares. A participant will not recognize taxable income upon the grant of an award of restricted shares (nor will we be entitled to a deduction) unless the participant makes an election under
         Section 83(b) of the Internal Revenue Code. If the participant makes a
         Section 83(b) election within 30 days of the date the restricted shares are granted, then the participant will recognize ordinary compensation income, for the year in which the award is granted, in an amount equal to the excess of the fair market value of the shares of common stock at the time the award is granted over the purchase price, if any, paid for the shares of common stock. If such election is made and the participant subsequently forfeits some or all of the shares, then the participant generally will not be entitled to any refund of taxes paid as a result of the Section 83(b) election, and may take a loss only with respect to the amount actually paid for the shares. If a Section 83(b) election is not made, then the participant will recognize ordinary compensation income at the time that the forfeiture provisions or restrictions on transfer lapse in an amount equal to the excess of the fair market value of the shares of common stock at the time of such lapse over the original price paid for the shares of common stock, if any. The participant will have a tax basis in the shares of common stock acquired equal to the sum of the price paid, if any, and the amount of ordinary compensation income recognized at the time the
         Section 83(b) election is made or at the time the forfeiture provisions or transfer restriction lapse, as is applicable.

                  Upon the disposition of shares of common stock acquired pursuant to an award of restricted shares, the participant will recognize a capital gain or loss in an amount equal to the difference between the sale price of the shares of common stock and the participant's tax basis in the shares of common stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year. For this purpose, the holding period shall begin after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) election is not made, or on the date after the award is granted if the Section 83(b) election is made.

                  We will generally be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income on the restricted stock, whether by vesting or a Code Section 83(b) election, in the same amount as the ordinary income recognized by the participant.

                  Other Stock-Based Awards. Generally a participant will not recognize any income upon the grant of other stock-based awards. Upon the payment of other stock-based awards, a participant will recognize compensation taxable as ordinary income, and we will be entitled to a corresponding tax deduction in the same amount and at the same time. However, if any such shares are subject to substantial restrictions, such as a requirement of continued employment or the attainment of certain performance objectives, the participant will not recognize income and we will not be entitled to a deduction until the restrictions lapse, unless the participant elects otherwise by filing an election under Code Section 83(b) as described above. The amount of a participant's ordinary taxable income and our deduction will generally be equal to the fair market value of the shares at the time the restrictions lapse.

                  The foregoing is a summary discussion of certain United States federal income tax consequences to certain participants under the Code and does not purport to be a complete statement of all relevant provisions of the Code. The effect of any foreign, state, local or estate taxes is not addressed.

                  Other Tax Considerations. Upon accelerated exercisability of Stock Options and accelerated lapsing of restrictions upon restricted stock or other Incentive Awards due to a change in control (as defined in Code Section 280G) certain amounts associated with such Incentive Awards could, depending upon the individual circumstances of the participant, constitute "excess parachute payments" under Section 280G of the Code. Under these provisions, a participant will be subject to a 20% excise tax on any "excess parachute payment" payments, and we will be denied any deduction with respect to such excess parachute payment. The limit on the deductibility of compensation under Section 162(m) of the Code is also reduced by the amount of any excess parachute payments. Whether amounts constitute excess parachute payments depends upon, among other things, the value of the Incentive Awards accelerated and the past compensation of the participant.

                  Taxable compensation earned by Covered Employees subject to
         Section 162(m) of the Code for Options, Restricted Stock or other applicable Incentive Awards is intended to constitute qualified "performance-based compensation." We should, therefore, be entitled to a tax deduction for compensation paid in the same amount as the ordinary income recognized by the Covered Employees without any reduction under the limitations of Section 162(m) on deductible compensation paid to such employees. However, the committee may determine, within its sole discretion, to grant Incentive Awards to such Covered Employees which does not qualify as performance-based compensation. Under Section 162(m), we are denied a deduction for annual compensation paid to such employees in excess of $1.0 million.

                  The foregoing U.S. federal income tax information is only a summary and does not purport to be a complete statement of all of the relevant provisions of the Code. The effect of any foreign, state, local or estate taxes is not addressed.

VOTE REQUIRED

         The affirmative vote of a majority of the votes cast affirmatively or negatively on this proposal at the annual meeting is required for the adoption of the 2004 Incentive Plan described in this proposal. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the effect of a negative vote. If you hold your shares through a broker, bank or other nominee and you do not instruct them on how to vote on this proposal, your broker will not have authority to vote your shares if your broker is a NASD or NYSE member organization. Broker non-votes will not affect the outcome of the vote on the adoption of the 2004 Incentive Plan.

BOARD RECOMMENDATION

         The Board of Directors believes that it is in the best interests of Mission to continue to provide employees with the opportunity to acquire an ownership interest in Mission through their participation in the 2004 Incentive Plan and thereby encourage them to remain in Mission's employ and more closely align their interests with those of the stockholders.

         The Board of Directors unanimously recommends that you vote "FOR" the adoption of the 2004 Incentive Plan.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of the record date, March 23, 2004, certain information with respect to ownership of our common stock as to (a) all persons known by us to be the beneficial owners of more than five percent of the outstanding shares of our common stock, (b) each director, (c) each nominee for director, (d) each of the executive officers named in the Summary Compensation Table, and (e) all executive officers and directors as a group. The information set forth in the following table is based on public filings made with the SEC as of the record date and certain information supplied to us by the persons listed below. Unless otherwise indicated, all shares of our common stock are owned directly and each owner has sole voting and investment power with respect to such shares.

                                                                                     AMOUNT OF          PERCENT OF
                         NAME OF BENEFICIAL OWNER                                  COMMON STOCK          CLASS (1)
                         ------------------------                                  ------------          ---------
Harbert Distressed Investment Master Fund, Ltd. (2)....................              8,195,893             20.4%
Guggenheim Investment Management, LLC (3)..............................              6,250,000             15.5%
Franklin Resources, Inc. (4)...........................................              4,500,000             11.2%
Robert L. Cavnar (5)...................................................                835,001              2.0%
Joseph G. Nicknish (6).................................................                500,640              1.2%
Richard W. Piacenti (7)................................................                336,434               *
John (Jack) L. Eells (8)...............................................                241,667               *
Marshall L. Munsell (9)................................................                135,000               *
Robert R. Rooney (10)..................................................                 62,904               *
David A.B. Brown (11)..................................................                 32,000               *
Herbert C. Williamson, III (11)........................................                 25,000               *
Joseph N. Jaggers (12).................................................                  6,667               *
Directors and executive officers as a group (9 persons) (5)-(12).......              2,175,314              5.2%

------------
* Less than 1%

(1) As of March 23, 2004, there were 40,267,636 shares of common stock outstanding.

(2) Based on a Schedule 13D filed on March 25, 2004 by Harbert Distressed Investment Master Fund, Ltd. (the "Master Fund"), HMC Distressed Investment Offshore Manager, L.L.C., the sole investment manager of the Master Fund ("HMC Management"), HMC Investors, L.L.C., its managing member ("HMC Investors"), Philip Falcone, a member of HMC Management who acts as the portfolio manager of the Master Fund on behalf of HMC Management and is the portfolio manager of Alpha US Sub Fund VI, LLC ("Alpha"), Raymond J. Harbert, a member of HMC Investors, and Michael
         D. Luce, a member of HMC Investors. The Master Fund is a Cayman Islands corporation with its principal business address at c/o International Fund Services (Ireland) Limited, Third Floor, Bishop's Square, Redmond's Hill, Dublin 2, Ireland. Each of HMC Management and HMC Investors is a Delaware limited liability company. Each of Messrs. Falcone, Harbert and Luce is a United States citizen. The principal business address for each of HMC Management, HMC Investors and Messrs. Falcone, Harbert and Luce is 555 Madison Avenue, Suite 2800, New York, New York 10022. Alpha is a Delaware limited liability company. Alpha is a separately managed account. As of the date hereof the Master Fund, HMC Management, HMC Investors and Messrs. Falcone, Harbert and Luce may be deemed to beneficially own 8,091,908, 8,091,908, 8,195,893,
         8,195,893, 8,195,893 and 8,195,893 shares, respectively. The Master Fund and HMC Management have the shared power to vote or direct the vote of 8,091,908 shares and have shared power to dispose or direct the disposition of 8,091,908 shares. HMC Investors, Mr. Falcone, Mr. Harbert and Mr. Luce have the shared power to vote or direct the vote of 8,195,893 shares and have shared power to dispose or direct the disposition of 8,195,893 shares. HMC Investors, Mr. Falcone, Mr. Harbert and

         Mr. Luce specifically disclaimed beneficial ownership in the shares reported therein except to the extent of its pecuniary interest therein. In addition, in the event that any action is submitted to Mission's stockholders for their approval, whether at a meeting or by written consent, at a time when the Master Fund and its affiliates collectively own more than 9.9% of Mission's voting securities, unless otherwise approved in writing in advance by Mission, Master Fund has agreed to vote all voting securities as to which it has the right to vote that exceeds the 9.9% amount in the same manner as (i.e., in favor of, against and abstentions with respect to) and proportionately to the votes cast by all other voting securities that are entitled to vote with respect to such matter.

(3) Based on a Schedule 13G filed on March 8, 2004 by Guggenheim Investment Management, LLC and ("GIM") and Stellar Funding, Ltd. ("Stellar"). The address of GIM and Stellar is 135 East 57th Street, 9th Floor, New York, New York 10022. Stellar is a private investment vehicle managed by GIM and has contractually delegated to GIM all investment and voting power over the 6,250,000 shares of common stock beneficially owned by Stellar. As a result, GIM, which is a wholly owned subsidiary of Guggenheim Capital, LLC ("GCL"), may be deemed to be the beneficial owner of the shares of common stock beneficially owned by Stellar. GCL disclaims beneficial ownership of the common stock beneficially owned by Stellar or GIM. In addition, in the event that any action is submitted to Mission's stockholders for their approval, whether at a meeting or by written consent, at a time when Stellar and its affiliates collectively own more than 9.9% of Mission's voting securities, unless otherwise approved in writing in advance by Mission, Stellar has agreed to vote all voting securities as to which it has the right to vote that exceeds the 9.9% amount in the same manner as (i.e., in favor of, against and abstentions with respect to) and proportionately to the votes cast by all other voting securities that are entitled to vote with respect to such matter.

(4) Based on a Schedule 13G filed on January 12, 2004 by Franklin Resources, Inc. ("FRI"), Charles B. Johnson ("C. Johnson"), Rupert H. Johnson, Jr. ("R. Johnson") and Franklin Advisers, Inc. ("FAI"). The address of FRI, C. Johnson, R. Johnson and FAI is One Franklin Parkway, San Mateo, California 94403. FRI, C. Johnson, R. Johnson and FAI are each the beneficial owners of 4,500,000 shares of common stock. In addition, with respect to these shares, FAI has sole power to vote or to direct the vote and sole power to dispose or to direct the disposition of such shares of common stock. In addition, in the event that any action is submitted to Mission's stockholders for their approval, whether at a meeting or by written consent, at a time when FTVIPT - Franklin Income Securities Fund ("Franklin I") and Franklin Custodian Funds - Income Series ("Franklin II") and their affiliates, which includes FRI, collectively own more than 9.9% of Mission's voting securities, unless otherwise approved in writing in advance by Mission, Franklin I and Franklin II have agreed to vote all voting securities as to which they have the right to vote that exceed the 9.9% amount in the same manner as (i.e., in favor of, against and abstentions with respect to) and proportionately to the votes cast by all other voting securities that are entitled to vote with respect to such matter. FRI,
         C. Johnson, R. Johnson and FAI disclaim any economic interest or beneficial ownership in any of the securities reported.

(5) Includes 800,001 shares of common stock issuable upon the exercise of vested options.

(6) Includes 366,666 shares of common stock issuable upon the exercise of vested options.

(7) Includes 233,334 shares of common stock issuable upon the exercise of vested options.

(8) Includes 216,667 shares of common stock issuable upon the exercise of vested options.

(9) Includes 125,000 shares of common stock issuable upon the exercise of vested options.

(10) Includes 29,000 shares of common stock issuable upon the exercise of vested options.

(11) Includes 25,000 shares of common stock issuable upon the exercise of vested options.

(12) Includes 6,667 shares of common stock issuable upon the exercise of vested options.

                             EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

         Our executive officers serve at the pleasure of the Board of Directors and are elected to serve until his or her successor is duly appointed or elected by the Board of Directors or his or her earlier removal or resignation from office. All of our executive officers are listed in the following table, and certain information concerning those officers, except for Mr. Cavnar who is also a member of the Board of Directors, follows the table.

NAME                                       AGE                      POSITION WITH MISSION
----                                       ---                      ---------------------
Robert L. Cavnar                           51          Chairman of the Board, President, Chief
                                                       Executive Officer and Director
Richard W. Piacenti                        49          Executive Vice President and Chief Financial Officer
John (Jack) L. Eells                       57          Senior Vice President-Exploration and Geoscience
Joseph G. Nicknish                         42          Senior Vice President-Operations and Engineering
Marshall L. Munsell                        46          Senior Vice President-Land and Land Administration

         Richard W. Piacenti joined Mission as Senior Vice President and Chief Financial Officer in October 2002, and was named Executive Vice President in May 2003. Prior to joining Mission, he served first as Vice President and Controller and then as Senior Vice President and Chief Financial Officer of El Paso Production Company, a natural gas production company and subsidiary of El Paso Corporation, a natural gas services provider and NYSE-traded company, from September 1999 to October 2002. From June 1996 to September 1999, Mr. Piacenti served as director of accounting of El Paso Field Services Company, a natural gas gathering, treating, processing, compression and intrastate transmission company and subsidiary of El Paso Corporation. He received a bachelor's degree in accounting from Illinois State University and is both a certified public and certified management accountant.

         John (Jack) L. Eells joined Mission as Senior Vice President - Exploration and Geoscience in November 2002. He served as Vice President Domestic Onshore Exploration of El Paso Production Company, from January 2001 to November 2002. From April 1994 to January 2001, Mr. Eells served first as Project Leader, Onshore Gulf of Mexico and then as Director of Exploration - Canada of Coastal Oil & Gas Canada, Inc., which was a subsidiary of Coastal Corporation and is currently a subsidiary of El Paso Corporation. He earned both a bachelor's and master's degree in geology from San Diego State University.

         Joseph G. Nicknish joined Mission as Senior Vice President-Operations and Exploitation in May 2001, and was named Senior Vice President-Operations and Engineering in December 2002. He was Vice President of Engineering for Bargo Energy Company and its affiliates from December 1998 until May 2001. From March 1995 to December 1998, he was employed in various capacities with Bargo Energy Company. Mr. Nicknish holds a bachelor's degree in petroleum engineering from Texas A&M University.

         Marshall L. Munsell joined Mission as Vice President - Land and Land Administration in December 2002, and was named Senior Vice President - Land and Land Administration in November 2003. Mr. Munsell previously served as exploration coordinator for Doyle Land Services from 2001 to 2002, where he established the Houston office and was responsible for project management and business development. He served in several management positions with DDD Energy from 1997 to 2001, including senior vice president responsible for all company operations. From 1980 to 1997, Mr. Munsell held staff positions in exploration and production with Sun Exploration and Production Company and Presidio Exploration Mr. Munsell earned a bachelor's degree in petroleum land management from the University of Texas at Austin and is a certified professional landman.

SUMMARY COMPENSATION TABLE

         The following Summary Compensation Table details annual and long-term compensation paid during the periods indicated to persons described below:

                                                  ANNUAL COMPENSATION                            LONG TERM COMPENSATION
                                   ----------------------------------------------------    -----------------------------------
                                                                              OTHER
                                                                             ANNUAL          NUMBER
                                   FISCAL       SALARY       BONUS         COMPENSATION        OF                 ALL OTHER
NAME AND PRINCIPAL POSITION         YEAR         ($)          ($)              ($)           OPTIONS          COMPENSATION ($)
---------------------------         ----        -------     -------        ------------      -------          ----------------
Robert L. Cavnar (1)                2003        330,000     267,300(2)          --           200,000             12,000 (3)(4)
   Chairman of the Board and        2002        132,346          --             --         1,000,000                250 (3)
   Chief Executive Officer

Richard W. Piacenti (1)             2003        250,000     168,750(2)          --           100,000             12,000 (3)
   Senior Vice President and        2002         67,900      25,000(5)          --           250,000              1,600 (3)
   Chief Financial Officer

John (Jack) L. Eells (1)            2003        250,000     146,250(2)          --            75,000             12,000 (3)
   Senior Vice President -          2002         40,925      25,000(5)          --           250,000                 --
   Exploration and Geoscience

Joseph G. Nicknish (1)              2003        250,000     101,250(2)          --            75,000             12,000 (3)
   Senior Vice President-           2002        246,657      25,000(6)          --           250,000              5,480 (3)
   Operations and Engineering       2001        156,250      50,000(7)          --           150,000             10,270 (3)

Marshall L. Munsell (1)             2003        170,670      70,308(2)          --           150,000             12,000 (3)
   Senior Vice President (1)        2002          6,667          --             --           100,000                 --
   Land and Land Administration

------------------
(1) Messrs. Cavnar, Piacenti, Eells and Munsell joined Mission on August 9, 2002, October 1, 2002, November 7, 2002 and December 16, 2002, respectively. Mr. Nicknish was appointed Senior Vice
         President-Operations and Exploitation on May 16, 2001. Mr. Munsell joined Mission on December 16, 2002, and was appointed Senior Vice President-Land and Land Administration on November 4, 2003.

(2)      Bonuses earned in 2003 were paid in 2004.

(3) These amounts are employer contributions made or accrued with respect to the Mission Simplified Employee Pension Plan and/or the Mission Deferred Compensation Plan.

(4) On November 5, 2003, Mr. Cavnar was awarded 800,000 share appreciation rights. See "Executive Compensation -- Employment Agreements" below.

(5)      These amounts represent sign-on bonuses.

(6)      Bonuses earned in 2002 were paid in 2003.

(7)      Bonuses earned in 2001 were paid in 2002.

OPTION GRANTS IN LAST YEAR

         The following table sets forth certain information concerning grants of options to purchase our common stock made during the last year to the executive officers named in the Summary Compensation Table.

                                          NUMBER OF     % OF TOTAL
                                         SECURITIES      OPTIONS
                                         UNDERLYING     GRANTED TO        PER SHARE                       GRANT DATE
                                           OPTIONS       EMPLOYEES        EXERCISE       EXPIRATION         PRESENT
             NAME                         GRANTED(1)    DURING YEAR       PRICE(2)          DATE           VALUE (3)
             ----                         ----------    -----------       --------          ----           ---------
Robert L. Cavnar                           200,000          20%             $0.39         05/14/13       $    521,200
Richard W. Piacenti                        100,000          10%             $0.39         05/14/13       $    260,600
John (Jack) L. Eells                        75,000           8%             $0.39         05/14/13       $    195,450
Joseph G. Nicknish                          75,000           8%             $0.39         05/14/13       $    195,450
Marshall L. Munsell                         25,000           3%             $0.39         05/04/13       $     65,150
Marshall L. Munsell                        125,000          13%             $2.61         11/03/13       $    418,750

---------------------
(1) These options vest and become exercisable as follows: 1/3 on the six-month anniversary of the grant date and 1/3 on each of the first and second anniversaries of the grant date.

(2) The exercise price is the average of high and low sales prices of our common stock on the date of grant.

(3) In accordance with the rules of the SEC, this column illustrates one measure of value for the respective options over a ten-year period using the Black-Scholes option-pricing model. This valuation model is hypothetical; the actual amount that will be received by a holder of an option will depend on the excess of the market price of the shares over the exercise price on the date the option is exercised. If the market price does not increase above the exercise price, compensation to the grantee will be zero. The Black-Scholes option-pricing model is a mathematical formula used for estimating option values that incorporates various assumptions. Except for Mr. Munsell's grant with respect to 125,000 shares of common stock, the Grant Date Present Value set out in the column above is based on the following assumptions: (a) a ten-year option term; (b) 168% expected future annual stock volatility for the options; (c) a risk-free rate of return of 3.9% for the options granted; and (d) no expected dividend yield. For Mr. Munsell's grant with respect 125,000 shares of common stock, the assumptions regarding stock volatility and rate of return were 86% and 4.1%, respectively. The above model does not include any reduction in value for non-transferability, forfeiture or vesting of options.

AGGREGATED OPTION EXERCISES IN LAST YEAR AND YEAR END OPTION VALUES

         The following table sets forth certain information concerning the exercise during the last year of options to purchase our common stock by the executive officers named in the Summary Compensation Table and the number and value of unexercised options to purchase Mission common stock held by such individuals at December 31, 2003. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the December 31, 2003 price of our common stock, $2.25 per share, as reported by The Nasdaq National Market System. The actual amount, if any, realized upon exercise of stock options will depend upon the market price of our common stock relative to the exercise price per share of our common stock at the time the stock option is exercised. We cannot assure you that the values of unexercised, "in-the-money" stock options reflected in this table, if any, will be realized.

                                                                           UNEXERCISED OPTIONS AT DECEMBER 31, 2003
                                                              ------------------------------------------------------------------
                              NUMBER OF                                 NUMBER OF
                                SHARES                            UNDERLYING SECURITIES            VALUE OF IN-THE-MONEY OPTIONS
                               ACQUIRED         VALUE         ------------------------------      ------------------------------
          NAME               ON EXERCISE       REALIZED       EXERCISABLE      UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
          ----               -----------       --------       -----------      -------------      -----------      -------------
Robert L. Cavnar                  --              --             800,001           399,999        $ 1,381,335      $   690,667
Richard W. Piacenti               --              --             233,334           116,666        $   390,667      $   195,334
John (Jack) L. Eells              --              --             216,667           108,333        $   377,999      $   189,001
Joseph G. Nicknish                --              --             366,666           108,334        $   385,499      $   192,751
Marshall L. Munsell               --              --             125,000           125,000        $   160,331      $    80,167

EMPLOYMENT AGREEMENTS

         We have employment agreements with Messrs. Cavnar, Piacenti, Eells, Nicknish and Munsell providing for annual salaries of $330,000, $250,000, $250,000, $250,000 and $200,000, respectively. Each of the employment agreements has a term of three years with automatic extensions that continually set the term at three years, provides for termination with or without cause and for good reason, with two years of severance provided in the event of termination without cause or for good reason, and contains confidential information and non-solicitation provisions. In addition, the employment agreements provide for two years of severance and, if applicable, an additional cash payment to make the executive whole for certain tax liabilities, upon a "change in control" and termination of the executive's employment without cause or for good reason within one year of the "change in control."

         On November 5, 2003, the Compensation, Nominating and Corporate Governance Committee of the Board of Directors awarded Mr. Cavnar, 800,000 share appreciation rights. The rights have an initial value of $0.55 for each right granted, have a term of ten years and fully vest only upon the occurrence of a "change of control" or the termination of Mr. Cavnar's employment by Mission without "cause" or by Mr. Cavnar for "good reason." Upon the occurrence of any of the foregoing vesting events, we will pay to Mr. Cavnar, for each right, cash in the amount of the difference between the initial value of the right and the then current price of our common stock as determined by the share appreciation rights agreement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The current members of the Compensation, Nominating and Corporate Governance Committee are Messrs. Rooney, Jaggers and Williamson. Ms. Judy Ley Allen served as a member of our committee until her retirement from the Board of Directors in May 2003, Mr. James L. Bowles served as a member of our committee from May 2003 until his resignation from the Board of Directors in August 2003, and Mr. Brown served as a member of the committee from September 2003 to December 2003. No member of the committee has served as one of our officers or employees at any time. There are no compensation committee interlocks involving our executive officers.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The Compensation, Nominating and Corporate Governance Committee administers Mission's executive compensation program. The committee's duties include evaluating the compensation levels of management, considering management succession and administering Mission's 1994 Stock Incentive Plan, 1996 Stock Incentive Plan and 2004 Incentive Plan.

         Compensation Philosophy. The purpose of Mission's executive compensation policy is to attract and retain executives with the ability to lead Mission in achieving its business objectives and strategies in a highly competitive industry. The compensation policy focuses on rewarding executives for outstanding performance in a manner that aligns the interests of Mission's executives with stockholders. To achieve these goals, Mission's compensation policy consists of three basic elements:

         -     base compensation,

         -     bonus compensation, and

         -     stock-based compensation.

         Although the committee places primary emphasis on the achievement of performance goals, the committee recognizes that services of outstanding value can be rendered by individual officers in periods of financial or operating stringency and will evaluate performance under prevailing business conditions as well.

         In connection with the restructuring of our management team in 2002 and 2003, Mission entered into employment agreements with its executive officers. The committee believes these agreements will further encourage retention and achievement of Mission's business objectives. See "Executive Compensation -- Employment Agreements" above for a description of Mission's employment agreements with executive officers.

         The committee does not intend to award levels of compensation that would result in a limitation on the deductibility of any portion of an officer's compensation for federal income tax purposes pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended. However, if the committee determines that granting compensation that is not deductible is consistent with Mission's strategic goals and is in Mission's best interests, the committee may award such compensation.

         Base Compensation. Mission structures its overall compensation program to match pay with performance. However, with respect to setting salaries, the committee believes that there is a necessary degree of subjectivity and does not follow specific objective performance criteria. In setting executive salaries, the committee reviews the base salaries paid to officers in similar positions among energy companies of similar size, complexity and activity. With respect to each executive, the committee considers past performance, contribution to Mission's past performance, level of responsibility, experience, seniority and general economic and industry conditions. The committee reviews each executive officer's salary annually and in connection with promotions and significant changes in responsibilities.

         Bonus Compensation. The committee views bonus compensation as creating an added incentive for executive officers and other employees to achieve specific annual targets and goals. Bonus compensation is based on targets and goals intended to reward executive officers and other employees whenever stockholder interests are advanced. The committee takes numerous factors into account when awarding bonus compensation. These factors include those set forth under "Base Compensation." Stock price is not a specific criteria for determining bonus compensation because numerous factors outside of the control of management affect stock price. The primary performance goals used to set bonus compensation are reductions in costs and improvements in cash flow, EBITDA, oil and gas reserves, and environmental, health and safety performance.

         Stock-Based Compensation. Stock options serve as the most direct means of aligning the interests of Mission's officers with stockholders. The committee grants stock options to executive officers based on the subjective evaluation of the executive's ability to influence Mission's long-term performance and to reward outstanding past performance.

         In determining the amount and timing of stock options to be granted, the committee considers the factors set forth under "Base Compensation" as well as the number of outstanding options held by each executive and the size of previous grants. The committee also reviews the stock awards granted to each executive's counterparts in the industry.

         Chief Executive Officer Compensation. Pursuant to our employment agreement with Mr. Cavnar, during 2003, he received his annual salary of $330,000. For his performance in 2003, Mr. Cavnar was awarded a bonus of $267,300 and was granted stock options to purchase 200,000 shares of our common stock. In addition, in November 2003, the committee awarded Mr. Cavnar 800,000 share appreciation rights as the remainder of his initial compensation package for joining Mission as its Chairman and Chief Executive Officer in 2002. See "Executive Compensation -- Employment Agreements" above.

         In determining Mr. Cavnar's compensation for 2003, the committee noted that Mission has achieved success in 2003 toward implementing its overall business strategy and accomplishing goals that had been set by our management team and approved by the Board. This success included the following financial and operational highlights: reduction in long-term debt and annual interest expense; reduction in operating expenses per Mcfe; the establishment of a new revolving credit facility; the sale of several high-cost oil properties, making available approximately $25 million for re-investment in gas properties; the drilling of three successful exploratory and 39 successful developmental wells that increased reserves; the move in-house of previously outsourced functions of operations, marketing, accounting, treasury, land administration, human resources and risk management, resulting in greater levels of efficiency and responsiveness; the completed assembly of our exploration team of experienced geophysicists and geologists with significant expertise in the industry and our core areas; and the hedging of approximately 75% of 2004 proved developed producing reserves at a weighted average floor price of $24.86 per BBL and $4.53 per MMBTU, with additional hedges on 2005 production.

                                        Robert R. Rooney, Chairman
                                        Joseph N. Jaggers
                                        Herbert C. Williamson, III

PERFORMANCE GRAPH

         The following graph compares the yearly percentage change in the cumulative total stockholder return on our common stock (assuming reinvestment of dividends at date of payment into our common stock) to the cumulative total return on the NASDAQ Market Index and the cumulative total return on the Dow Jones Secondary Oil Index for the period of five years commencing December 31, 1998 and ending December 31, 2003.

                Comparison of Five Year Cumulative Total Return
                Value of Investment of $100 on December 31, 1998

                              [PERFORMANCE GRAPH]


                                                                                       YEAR ENDING
                                                                       --------------------------------------------
                                                                       1998    1999    2000   2001    2002     2003
                                                                       ----    ----    ----   ----    ----     ----
Mission Resources Corp...........................................       100     97.5   172.2   70.9     8.3    45.6
Nasdaq Market Index .............................................       100    186.4   112.7   88.8    61.1    92.2
Peer Group Index.................................................       100    118.1   193.6  165.4   169.6   222.5

       SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

         The following table sets forth information regarding our equity compensation plans as of December 31, 2003:

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                             NUMBER OF SECURITIES
                                      NUMBER OF SECURITIES         WEIGHTED-AVERAGE         REMAINING AVAILABLE FOR
                                        TO BE ISSUED UPON         EXERCISE PRICE OF          FUTURE ISSUANCE UNDER
                                           EXERCISE OF               OUTSTANDING           EQUITY COMPENSATION PLANS
                                      OUTSTANDING OPTIONS,             OPTIONS,              (EXCLUDING SECURITIES
         PLAN CATEGORY                 WARRANTS AND RIGHTS       WARRANTS AND RIGHTS       REFLECTED IN COLUMN (a))
         -------------                 -------------------       -------------------       ------------------------
                                               (a)                       (b)                          (c)
Equity compensation
   plans approved by
   security holders (1).......              4,101,500                    1.97                       40,334

Equity compensation
   plans not approved by
   security holders...........                      0                       0                            0

Total.........................              4,101,500                    1.97                       40,334

------------------------
(1) Consists solely of the 1994 Stock Incentive Plan and the 1996 Stock Incentive Plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         We had no reportable transactions during the fiscal year ended December 31, 2003. All reportable transactions between us and our related parties other than in the ordinary course of business will be reviewed and approved in advance by our Audit Committee.

                             AUDIT COMMITTEE REPORT

         In accordance with its written charter adopted by the Board of Directors, the Audit Committee is responsible for: reviewing the financial reports and other financial information provided by us to any governmental body or the public; reviewing our system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established, and our auditing, accounting and financial reporting processes generally; reviewing the independence and performance of our independent auditors; and providing an open avenue of communication among the independent auditors, financial and senior management, and the Board. The committee also has the sole authority and responsibility to appoint, select, evaluate, and, where appropriate, replace our independent auditors.

         Management is responsible for the financial reporting process, including the system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent auditors are responsible for auditing those financial statements. The committee's responsibility is to monitor and review these processes. However, the members of the committee are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing. The committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent auditors.

         The committee has met with our independent auditors, KPMG LLP, and discussed the overall scope and plans for their audit. The committee met with the independent auditors, with and without management present, to discuss the results of their examinations and their evaluations of Mission's internal controls. The committee also discussed with the independent auditors matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of Mission's consolidated financial statement and the matters required to be discussed by Statement of Auditing Standards No. 61, as amended.

         Our independent auditors also provided to the committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, and the committee discussed with the independent auditors their independence from Mission.

         When considering KPMG's independence, the committee considered the non-audit services provided to Mission by the independent auditors and concluded that such services are compatible with maintaining the auditors' independence.

         The committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2003 with management and KPMG. Based on the committee's review of the audited consolidated financial statements and the meetings and discussions with management and the independent accountants, and subject to the limitations on the committee's role and responsibilities referred to above and in the Audit Committee Charter, the committee recommended to the Board of Directors that Mission's audited consolidated financial statements be included in Mission's Annual Report on Form 10-K to be filed with the SEC.

                                      David A.B. Brown, Chairman
                                      Robert R. Rooney
                                      Herbert C. Williamson, III

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Audit Committee of the Board of Directors has appointed KPMG LLP, independent public accountants, for the examination of the accounts and audit of our financial statements for the year ending December 31, 2004. A representative of KPMG will be present at the annual meeting and will have the opportunity to make a statement, if he or she desires, and to respond to appropriate questions.

INDEPENDENT PUBLIC ACCOUNT FEES

         In 2002 and 2003, KPMG LLP provided services in the following categories and amounts:

                                                                              2002                       2003
                                                                              ----                       ----
Audit Fees........................................................          $  225,000                $  212,000
Audit Related Fees................................................          $        0                $   37,000
Tax Fees..........................................................          $  204,986                $  157,300
All Other Fees....................................................          $   17,958                $        0

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF INDEPENDENT AUDITOR

         The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The committee has delegated pre-approval authority with respect to non-audit services to its chairman, provided that the total anticipated cost of the project is less than $10,000, and the total anticipated costs of all such projects pre-approved by the chairman during any calendar year does not exceed $20,000. The committee has also pre-approved the provision of isolated tax questions or other miscellaneous tax services that do not constitute discrete and separate projects, provided that the aggregate cost of responding to all such questions and providing all such miscellaneous services does not exceed $5,000 per calendar quarter. The chairman and management are required to periodically report to the full committee the scope and anticipated cost of all projects pre-approved by the chairman, and the cost of all miscellaneous tax services described above. None of the fees paid to the independent auditors under the categories Audit-Related, Tax and All Other fees described above were approved by the committee after services were rendered pursuant to the de minimis exception established by the SEC.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC and any exchange or other system on which such securities are traded or quoted, initial reports of ownership and reports of changes in ownership of our common stock and other of our equity securities. Officers, directors and greater than ten percent stockholders are required by the SEC's regulations to furnish us and any exchange or other system on which such securities are traded or quoted with copies of all Section 16(a) forms they filed with the SEC.

         To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that all reporting obligations of our officers, directors and greater than ten percent stockholders under Section 16(a) were satisfied during the year ended December 31, 2003, except that the following individual failed to timely file a report for such year: Marshall L. Munsell was late in filing a Form 3.

                              STOCKHOLDER PROPOSALS

         If you want us to consider including a proposal in our Proxy Statement for our 2005 Annual Meeting of Stockholders you must deliver a copy of your proposal to our Corporate Secretary at our principal executive offices located at 1331 Lamar Street, Suite 1455, Houston, Texas 77010 no later than December 9, 2004.

         If you intend to present a proposal at our 2005 Annual Meeting of Stockholders, but you do not intend to have it included in our 2005 Proxy Statement, you must deliver a copy of your proposal to our Corporate Secretary at our principal executive offices listed above no later than February 2, 2005, or the proxies will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at our 2005 Annual Meeting of Stockholders; provided, however, nominations of persons for election to the Board of Directors must be received no later than 90 days prior to the 2005 Annual Meeting and must contain certain information specified in our Bylaws. If the date of our 2005 Annual Meeting of Stockholders is more than 30 calendar days before or after the date of our 2004 Annual Meeting, your notice of a proposal will be timely if we receive it by the close of business on the tenth day following the earlier of the date on which a written statement setting forth the date of such meeting was mailed to the stockholders or the date on which it is first disclosed to the public. If we do not receive notice of your proposal within this time frame, our management will use its discretionary authority to vote the shares it represents as the Board of Directors may recommend.

                                  OTHER MATTERS

         Certain of our directors, officers and regular employees may solicit the return of proxies by telephone, telecopy, fax, telegram or personal interview. Such persons will receive no additional compensation for such services. The cost of soliciting proxies, including the cost of preparing and mailing this Proxy Statement and the expenses incurred by brokerage houses, nominees and fiduciaries in forwarding proxy materials to beneficial owners, will be borne by Mission.

         The Board of Directors has no information that any matters other than those referred to in this Proxy Statement will be brought before the annual meeting. If, however, other matters should properly come before the meeting, the accompanying proxy confers discretionary authority on the persons named therein to vote thereon in accordance with the recommendations of the Board of Directors.

                                                                      APPENDIX A

                          MISSION RESOURCES CORPORATION

                                     CHARTER
                                     OF THE
                                 AUDIT COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS

I.       PURPOSE

         The Audit Committee is a standing committee of the Board of Directors (the "Board") of Mission Resources Corporation, a Delaware corporation (the "Company"). Its primary function is to assist the Board in fulfilling its oversight responsibilities by:

         - Reviewing the financial reports and other financial information provided by the Company to any governmental body or the public;

         - Reviewing the Company's system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally;

         - Reviewing the independence and performance of the Company's independent auditors; and

         - Providing an open avenue of communication among the independent auditors, financial and senior management, and the Board.

         The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter. The Audit Committee has direct access to the Company's independent auditors and anyone in the Company. The independent auditor will report directly to the Audit Committee and the Audit Committee will be responsible for the resolution of any disagreements between management and the independent auditor regarding financial reporting. The Audit Committee has authority to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

II.      COMPOSITION

         The Audit Committee shall be comprised of at least three directors who shall be appointed by the Board. The Audit Committee shall only include directors who satisfy the independence requirements of the U.S. Securities and Exchange Commission (the "SEC") and The Nasdaq Stock Market, Inc. ("Nasdaq") applicable to the Company and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as an Audit Committee member.

         Notwithstanding the foregoing, one director who (i) is not independent as defined in Rule 4200 of the listing standards of the National Association of Securities Dealers (the "NASD"), (ii) meets the criteria for independence set forth in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and (iii) is not a current officer or employee or a Family Member (as defined in Rule 4200 of the listing standards of the NASD) of such officer or employee, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination (or, if the Company does not file a proxy statement, in its Form 10-K), the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve longer than two years and may not chair the Audit Committee.

         Audit Committee members must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. One member of the Audit Committee shall have accounting or related financial management expertise and qualify as a "financial expert" in accordance with the requirements of the SEC and Nasdaq (as may be modified or supplemented). The role of the financial expert will be that of assisting the Audit Committee in overseeing the audit process, not auditing the Company.

         The members of the Audit Committee shall be appointed by the Board at the annual meeting of the Board, and shall serve on the Audit Committee for a term coinciding with their Board term. If a Chair of the Audit Committee is not appointed by the Board, the Audit Committee shall itself designate a Chair.

III.     MEETINGS

         The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee and each of these groups believe should be discussed privately.

IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Audit Committee shall:

         Documents/Reports and Review Procedures

         1. Review and reassess the adequacy of this Charter annually and report to the Board any recommended changes to this Charter. The Audit Committee shall submit the Charter to the full Board for approval and have the document published at least every three years in accordance with the Regulations of the SEC.

         2. Review the Company's annual financial results prior to the release of results and/or the Company's annual audited financial statements prior to filing with, or distribution to, the SEC, any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors. The review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, estimates and judgments.

         3. In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. The Audit Committee should also review significant findings prepared by the independent auditors, with management's responses, the status of management's responses to previous recommendations from the independent auditors and the status of any previous instructions to management from the Audit Committee.

         4. Review the Company's quarterly financial results prior to the release of results and/or the Company's quarterly financial statements prior to filing with the SEC. In connection with such review, discuss with financial management and the independent auditors, the results of the independent auditors' review of the quarterly financial statements, any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with AICPA SAS 61 (see item 11) . The Chair of the Audit Committee may represent the entire Audit Committee for purposes of these reviews and discussions.

         5. Review with management all significant deficiencies and material weaknesses, if any, in the design or operation of internal controls, and any fraud, without regard to materiality, that involves management or any other employee who has a significant role in the Company's internal controls.

         6. Review with independent auditors the recommendations included in their management letter, if any, and their informal observations regarding the competence and adequacy of financial and accounting procedures of the Company. On the basis of this review, make recommendations to the Board for any changes that seem appropriate.

         7. Periodically review with, and receive reports from, the independent auditors regarding (i) critical accounting policies and practices to be used in the audit, (ii) all alternative treatments of financial information within GAAP discussed with management, including the ramification of such treatment and the treatment preferred by the auditors, and
                  (iii) all other material written communication between the auditor and management.

         Independent auditors

         8. Have the authority and responsibility to appoint, select, evaluate, and, where appropriate replace the independent auditors, thus making the independent auditors ultimately accountable to the Audit Committee.

         9. Review the performance of, and approve the fees and other significant compensation to be paid to, the independent auditors' firm.

         10. On an annual basis, ensure its receipt from the independent auditors of a formal written statement delineating all relationships between the independent auditors and the Company consistent with Independence Standards Board Standard 1, and actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the auditors' objectivity and independence.

         11. Take appropriate action to oversee the independence of the independent auditors.

         12. Review the independent auditors audit plan --- discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

         13. Prior to releasing the year-end results, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

         14. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

         Legal Compliance

         15. On at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

         Other Matters

         16. Establish procedures, and be responsible, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls, or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

         17. Annually prepare a report to stockholders as required by the SEC. The report should be included in the Company's annual proxy statement.

         18. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

         19. Review financial and accounting personnel succession planning with the Company.

         20. Pre-approve the retention of the independent auditor for any permitted non-audit service and the fee for such service. The Audit Committee may delegate the authority to pre-approve the retention of the independent auditor for permitted non-audit services to one or more members of the committee. Those members, if any, who have authority to pre-approve permitted non-audit services shall present the pre-approval of any permitted non-audit service to the Audit Committee at the next meeting following any such pre-approval.

                  The Audit Committee will establish policies and procedures for the engagement of the independent auditor to provide non-audit services. The Audit Committee will disclose in the annual proxy statement whether it has considered whether the provision of non-audit services is compatible with the auditor's independence.

                  Permitted non-audit services shall include all non-audit services other than the following:

                  - bookkeeping and other services related to accounting records or financial statements;

                  - financial information systems design and implementation;

                  - appraisal or valuation services, fairness opinions, or contributions-in-kind reports;

                  -        actuarial services;

                  -        internal audit outsourcing services;

                  -        management functions or human resources;

                  - broker or dealer, investment adviser or investment banking services; and

                  - legal services and expert services unrelated to the audit.

         21.      Review and approve all related party transactions.

         22. Annually review policies and procedures as well as audit results associated with directors' and officers' expense accounts and perquisites. Annually review a summary of directors' and officers' related party transactions and potential conflicts of interest.

         23. Annually consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

         24. Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

                                                                      APPENDIX B

                          MISSION RESOURCES CORPORATION

                                     CHARTER
                                     OF THE
                            COMPENSATION, NOMINATING
                       AND CORPORATE GOVERNANCE COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS

I.       PURPOSE

         The Compensation, Nominating and Corporate Governance Committee (the "Committee") is a standing committee of the Board of Directors (the "Board") of Mission Resources Corporation, a Delaware corporation (the "Company"). The primary purpose of the Committee is to provide oversight on the broad range of matters surrounding the compensation of management, and the composition and operation of the Board. These matters include approving the compensation and employee benefits for the Company's chief executive officer and other executive officers,1 identifying individuals qualified to become Board members, recommending to the Board director nominees for the next annual meeting of stockholders, and recommending to the Board a set of corporate governance principles applicable to the Company.

         The Committee will primarily fulfill its purpose by carrying out the activities enumerated in Section IV of this Charter. The Committee has the authority to retain and terminate, at the Company's expense, and approve the fees and other retention terms of, compensation, director search, legal and other advisors it deems necessary for the fulfillment of its responsibilities.

II.      COMPOSITION

         The Committee shall be comprised of at least three directors who shall be appointed by the Board. The Committee shall only include directors who satisfy the independence requirements of the U.S. Securities and Exchange Commission (the "SEC") and The Nasdaq Stock Market, Inc. ("Nasdaq") applicable to the Company and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a Committee member. In addition, the Committee members shall also satisfy the relevant requirements established pursuant to regulations under Section 16 of the Securities Exchange Act of 1934, as amended, and Section 162(m) of the Internal Revenue Code of 1986, as amended.

         Notwithstanding the foregoing, one director who is not independent as defined in Rule 4200 of the listing standards of the National Association of Securities Dealers (the "NASD") and is not a current officer or employee or a Family Member (as defined in Rule 4200 of the listing standards of the NASD) of an officer or employee, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that such individual's membership on the Committee is required by the best interests of the Company and its stockholders, and the Board discloses, in the proxy statement for the next annual meeting subsequent to such determination (or, if the Company does not file a proxy statement, in its Form 10-K), the nature of the

---------------
(1) Executive officers include the chief executive officer, president, principal financial officer, principal accounting officer, vice presidents of principal business functions, and any other officer or employee who performs a policy-making function.

         relationship and the reasons for the determination. A member appointed under this exception may not serve longer than two years.

         The members of the Committee shall be appointed by the Board at the annual meeting of the Board, and shall serve on the Committee for a term coinciding with their Board term. If a Chair of the Committee is not appointed by the Board, the Committee shall itself designate a Chair.

III.     MEETINGS

         The Committee will meet at least two times annually, or more frequently as circumstances dictate. The Committee will invite members of management and others to attend meetings and provide pertinent information, as necessary. Meeting agendas will be prepared and provided in advance to Committee members, along with appropriate briefing materials. Minutes will be prepared and the Committee will report to the Board the results of its meetings.

IV.      DUTIES AND RESPONSIBILITIES

         The Committee has the following specific duties, in addition to any other matters consistent with this Charter, the Company's by-laws, applicable law and Nasdaq rules, as the Committee or the Board deems necessary.

         Compensation and Personnel

         1. Reviews and approves corporate goals and objectives relevant to the Company's executive officers' compensation (annual salary and bonus), and annually evaluates each executive officers' performance in light of those goals and objectives. Annually reviews and makes a recommendation to the independent directors on the Board regarding the compensation of the Chief Executive Officer. Annually approves compensation for executive officers other than the Chief Executive Officer.2

         2. Reviews and approves all executive officer employment agreements and all amendments to such agreements.

         3. Reviews and approves on an annual basis the annual compensation pool, which includes a budget for annual salary increases, for employees of the Company (other than the executive officers). Once the annual compensation pool is approved, the Committee directs the Chief Executive Officer, with the assistance of the executive officers, to determine the annual compensation increases for each employee of the Company (other than the executive officers).

         4. Reviews and approves the grant of all incentive stock awards in accordance with the Company's incentive stock plans, and administers such incentive stock plans and the Company's bonus plan.

         5. Reviews and recommends to the Board the Company's significant personnel compensation policies and benefit programs and major changes thereto, and the Company's long-range planning for executive development and succession.

         6. Reviews and recommends to the Board policies on management perquisites, and also monitors the Company's non-discrimination policies and practices.

-------------------
(2) The chief executive officer's compensation will be reviewed in executive session. The chief executive officer may be present during deliberations of all other executive officers' compensation, but may not vote.

         Nominating

         7. Establish and periodically reevaluate criteria for Board membership and selection of new directors including independence standards; and determine as necessary the portfolio of skills, experience, perspective and background required for the effective functioning of the Board considering the Company's strategy, applicable laws and Nasdaq listing requirements.

         8. Search for, recruit, screen, interview and select candidates for new directors as necessary to fill vacancies or the additional needs of the Board, and consider management's and stockholder's recommendations for director candidates.

         9. Evaluate the qualifications and performance of incumbent directors and determine whether to recommend them for re-election to the independent directors on the Board.

         10. Evaluate and recommend to the independent directors on the Board for their approval all nominees for Board membership and the removal of a director where appropriate.

         Corporate Governance

         11. Initiate and oversee a periodic evaluation of (a) the quality, sufficiency and currency of information furnished by management to the directors in connection with Board and Committee meetings and other activities of the directors, (b) the Board 's effectiveness, (c) the composition, organization (including its committee structure, membership and leadership) and practices of the Board, (d) tenure and other policies related to the directors' service on the Board, and (e) corporate governance matters generally; and recommend action to the Board where appropriate.

         12. Develop, periodically review, and recommend to the Board a set of corporate governance principles applicable to the Company.

         13. Periodically review the Board's policies for director compensation and stock ownership, and recommends to the Board compensation programs for directors.

         14. Annually prepare a report to stockholders as required by the U.S. Securities and Exchange Commission for inclusion in the Company's annual proxy statement.

         15. Monitor the orientation and training needs of directors and recommend action to the Board, individual directors, and management where appropriate.

         16. Periodically review, in light of new legislation and other developments, the Company's Business Ethics Policy, and recommend to the Board any changes to such Policy as the Committee deems appropriate.

         17. Evaluate annually its performance and the adequacy of this Charter, including compliance with applicable law and Nasdaq listing standards, and recommend to the Board any changes to this Charter as the Committee deems appropriate.

                          MISSION RESOURCES CORPORATION

                               2004 INCENTIVE PLAN

                            (EFFECTIVE MARCH 4, 2004)

                                TABLE OF CONTENTS

                                                                                                                  PAGE
                                                                                                                  ----
SECTION 1. GENERAL PROVISIONS RELATING TO PLAN GOVERNANCE, COVERAGE AND BENEFITS...............................    C-3
   1.1      Purpose............................................................................................    C-3
   1.2      Definitions........................................................................................    C-3
   1.3      Plan Administration................................................................................    C-8
   1.4      Shares of Common Stock Available for Incentive Awards..............................................    C-9
   1.5      Share Pool Adjustments for Awards and Payouts......................................................   C-10
   1.6      Common Stock Available.............................................................................   C-11
   1.7      Participation......................................................................................   C-11
   1.8      Types of Incentive Awards..........................................................................   C-11

SECTION 2. STOCK OPTIONS.......................................................................................   C-12
   2.1      Grant of Stock Options.............................................................................   C-12
   2.2      Stock Option Terms.................................................................................   C-12
   2.3      Stock Option Exercises.............................................................................   C-13
   2.4      Supplemental Payment on Exercise of Nonstatutory Stock Options or
            Stock Appreciation Rights..........................................................................   C-15

SECTION 3. RESTRICTED STOCK....................................................................................   C-15
   3.1      Award of Restricted Stock..........................................................................   C-15
   3.2      Restrictions.......................................................................................   C-16
   3.3      Delivery of Shares of Common Stock.................................................................   C-17
   3.4      Supplemental Payment on Vesting of Restricted Stock................................................   C-17

SECTION 4. OTHER STOCK-BASED AWARDS............................................................................   C-17
   4.1      Grant of Other Stock-Based Awards..................................................................   C-17
   4.2      Other Stock-Based Award Terms......................................................................   C-17
   4.3      Performance Awards.................................................................................   C-18
   4.4      Automatic Grants to Non-Employee Directors.........................................................   C-20

SECTION 5. PROVISIONS RELATING TO PLAN PARTICIPATION...........................................................   C-20
   5.1      Plan Conditions....................................................................................   C-20
   5.2      Transferability and Exercisability.................................................................   C-21
   5.3      Rights as a Stockholder............................................................................   C-22
   5.4      Listing and Registration of Shares of Common Stock.................................................   C-22
   5.5      Change in Stock and Adjustments....................................................................   C-23
   5.6      Termination of Employment, Death, Disability and Retirement........................................   C-25
   5.7      Change in Control..................................................................................   C-26
   5.8      Exchange of Incentive Awards.......................................................................   C-28
   5.9      Financing..........................................................................................   C-28

SECTION 6. GENERAL.............................................................................................   C-28
   6.1      Effective Date and Grant Period....................................................................   C-28
   6.2      Funding and Liability of Company...................................................................   C-28
   6.3      Withholding Taxes..................................................................................   C-29
   6.4      No Guarantee of Tax Consequences...................................................................   C-29
   6.5      Designation of Beneficiary by Participant..........................................................   C-30
   6.6      Deferrals..........................................................................................   C-30
   6.7      Amendment and Termination..........................................................................   C-30

   6.8      Requirements of Law................................................................................   C-30
   6.9      Rule 16b-3 Securities Law Compliance and Compliance with Company Policies..........................   C-31
   6.10     Compliance with Code Section 162(m)................................................................   C-31
   6.11     Successors.........................................................................................   C-31
   6.12     Miscellaneous Provisions...........................................................................   C-31
   6.13     Severability.......................................................................................   C-32
   6.14     Gender, Tense and Headings.........................................................................   C-32
   6.15     Governing Law......................................................................................   C-32

                          MISSION RESOURCES CORPORATION

                               2004 INCENTIVE PLAN

                                   SECTION 1.

                         GENERAL PROVISIONS RELATING TO
                     PLAN GOVERNANCE, COVERAGE AND BENEFITS

1.1      PURPOSE

         The purpose of the Plan is to foster and promote the long-term financial success of Mission Resources Corporation (the "COMPANY") and its Subsidiaries and to increase stockholder value by: (a) encouraging the commitment of selected key Employees, Consultants and Outside Directors, (b) motivating superior performance of key Employees, Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Employees, Consultants and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company's stockholders, (d) attracting and retaining key Employees, Consultants and Outside Directors by providing competitive incentive compensation opportunities, and (e) enabling key Employees, Consultants, Outside Directors and Non-Employee Directors to share in the long-term growth and success of the Company.

         The Plan provides for payment of various forms of incentive compensation and it is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Plan shall be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

         Subject to approval by the Company's stockholders pursuant to Section 6.1, the Plan is established effective as of March 4, 2004 (the "EFFECTIVE DATE"). The Plan shall commence on the Effective Date, and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 6.7, until all Shares subject to the Plan have been purchased or acquired according to its provisions. However, in no event may an Incentive Stock Option be granted under the Plan after the expiration of ten
(10) years from the Effective Date.

1.2      DEFINITIONS

         The following terms shall have the meanings set forth below:

                  (a) AUTHORIZED OFFICER. The Chairman of the Board, the Chief Executive Officer or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.

                  (b)      BOARD. The Board of Directors of the Company.

                  (c) CAUSE. Unless otherwise expressly provided in the Grantee's Incentive Agreement, when used in connection with the termination of a Grantee's Employment, shall mean the termination of the Grantee's Employment by the Company by reason of (i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the proven commission by the Grantee of an act of fraud upon the Company;
         (iii) the willful and proven misappropriation of any funds or property of the Company by the Grantee; (iv) the willful, continued and unreasonable failure by the Grantee to perform the material duties assigned to him; (v) the knowing engagement by the Grantee in any direct, material conflict of interest with the Company without compliance with the Company's conflict of interest policy, if any, then in effect; or (vi) the knowing engagement by the Grantee, without the written approval of the Board, in any activity which competes with the business of the Company or which would result in a material injury to the business, reputation or goodwill of the Company.

                  (d) CHANGE IN CONTROL. Unless otherwise expressly provided in the Grantee's Incentive Agreement, any of the events described in and subject to Section 5.7.

                  (e) CODE. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.

                  (f) COMMITTEE. A committee appointed by the Board consisting of not less than two directors as appointed by the Board to administer the Plan. During such period that the Company is a Publicly Held Corporation, the Plan shall be administered by a committee appointed by the Board consisting of not less than two directors who fulfill the "non-employee director" requirements of Rule 16b-3 under the Exchange Act and the "outside director" requirements of Section 162(m) of the Code. In either case, the Committee may be the Compensation Committee of the Board, or any subcommittee of the Compensation Committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph.

                  The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

                  Notwithstanding the preceding paragraphs, the term "Committee" as used in the Plan with respect to any Incentive Award for an Outside Director shall refer to the entire Board. In the case of an Incentive Award for an Outside Director, the Board shall have all the powers and responsibilities of the Committee hereunder as to such Incentive Award, and any actions as to such Incentive Award may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.

                  (g) COMMON STOCK. The common stock of the Company, $.01 par value per share, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.

                  (h) COMPANY. Mission Resources Corporation, a corporation organized under the laws of the State of Delaware, and any successor in interest thereto.

                  (i) CONSULTANT. An independent agent, consultant, attorney, an individual who has agreed to become an Employee within the next six (6) months, or any other individual who is not an Outside Director or employee of the Company (or any Parent or Subsidiary) and who (i), in the opinion of the Committee, is in a position to contribute to the growth or financial success of the Company (or any Parent or Subsidiary), (ii) is a natural person and (iii) provides bona fide services to the Company (or any Parent or Subsidiary), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities.

                  (j) COVERED EMPLOYEE. A named executive officer who is one of the group of covered employees, as defined in Section 162(m) of the Code and Treasury Regulation Section 1.162-27(c) (or its successor), during such period that the Company is a Publicly Held Corporation.

                  (k) DISABILITY. Unless otherwise expressly provided in the Grantee's Incentive Agreement, as determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Employee that would entitle him to payment of disability income payments under the Company's long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company's long-term disability insurance policy or plan, "Disability" means a permanent and total disability as defined in Section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to an examination by such physician upon request.

                  (l) EMPLOYEE. Any employee of the Company (or any Parent or Subsidiary) within the meaning of Section 3401(c) of the Code who, in the opinion of the Committee, is in a position to contribute to the growth, development and financial success of the Company (or any Parent or Subsidiary), including, without limitation, officers who are members of the Board.

                  (m) EMPLOYMENT. Employment by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Section 424(a) of the Code, or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code. In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, health, or government service, or military leave, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or agreement. Whether an authorized leave of absence shall constitute termination of Employment hereunder shall be determined by the Committee in its discretion.

                  Unless otherwise provided in the Incentive Agreement, the term "Employment" for purposes of the Plan is also defined to include (i) compensatory or advisory services performed by a Consultant for the Company (or any Parent or Subsidiary), (ii) membership on the Board by an Outside Director and (iii) membership on the Board by a Non-Employee Director (as defined in Section 4.4).

                  (n) EXCHANGE ACT. The Securities Exchange Act of 1934, as amended.

                  (o) FAIR MARKET VALUE. The Fair Market Value of one share of Common Stock on the date in question is deemed to be (i) the closing sales price on the date of grant of a share of

         Common Stock as reported on the consolidated reporting system for the securities exchange(s) on which Shares are then listed or admitted to trading (as reported in the Wall Street Journal or other reputable source), or (ii) if not so reported, the closing sale price for a Share on the date of grant as quoted on the Nasdaq Stock Market, Inc. ("NASDAQ"), or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a Share on the date of grant as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.

                  If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its discretion exercised in good faith. In this respect, the Committee may rely on such financial data, valuations, experts, and other sources, in its discretion, as it deems advisable under the circumstances.

                  (p) GRANTEE. Any Employee, Consultant or Outside Director who is granted an Incentive Award under the Plan.

                  (q) IMMEDIATE FAMILY. With respect to a Grantee, the Grantee's spouse, children or grandchildren (including legally adopted and step children and grandchildren)

                  (r) INCENTIVE AGREEMENT. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 5.1(a).

                  (s) INCENTIVE AWARD. A grant of an award under the Plan to a Grantee, including any Nonstatutory Stock Option, Incentive Stock Option, Reload Option, Restricted Stock Award, Other Stock-Based Award or Performance Award.

                  (t) INCENTIVE STOCK OPTION OR ISO. A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Section 422 of the Code.

                  (u) INSIDER. An individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to
         Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

                  (v) NONSTATUTORY STOCK OPTION. A Stock Option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an Incentive Stock Option.

                  (w) OPTION PRICE. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.

                  (x) OTHER STOCK-BASED AWARD. An award granted by the Committee to a Grantee under Section 4.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

                  (y) OUTSIDE DIRECTOR. A member of the Board who is not, at the time of grant of an Incentive Award, an employee of the Company or any Parent or Subsidiary.

                  (z) PARENT. Any corporation (whether now or hereafter existing) which constitutes a "parent" of the Company, as defined in
         Section 424(e) of the Code.

                  (aa) PERFORMANCE AWARD. An award granted by the Committee to the Grantee under Section 4.3.

                  (bb) PERFORMANCE-BASED EXCEPTION. The performance-based exception from the tax deductibility limitations of Section 162(m) of the Code, as prescribed in Code Section 162(m) and Treasury Regulation ss. 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.

                  (cc) PERFORMANCE PERIOD. A period of time, as may be determined in the discretion of the Committee and set out in the Incentive Agreement, over which performance is measured for the purpose of determining a Grantee's right to and the payment value of an Incentive Award.

                  (dd) PERFORMANCE SHARE OR PERFORMANCE UNIT. An Incentive Award that is a Performance Award under Section 4.3 representing a contingent right to receive cash or Shares of Common Stock (which may be Restricted Stock) at the end of a Performance Period and which, in the case of Performance Shares, is denominated in Common Stock, and in the case of Performance Units is denominated in cash values.

                  (ee) PLAN. The Mission Resources Corporation 2004 Incentive Plan as set forth herein and as it may be amended from time to time.

                  (ff) PUBLICLY HELD CORPORATION. A corporation issuing any class of common equity securities required to be registered under
         Section 12 of the Exchange Act.

                  (gg) RESTRICTED STOCK. Shares of Common Stock issued or transferred to a Grantee pursuant to Section 3.

                  (hh) RESTRICTED STOCK AWARD. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee.

                  (ii) RESTRICTION PERIOD. The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted.

                  (jj) RETIREMENT. The voluntary termination of Employment from the Company or any Parent or Subsidiary constituting retirement for age on any date after the Employee attains the normal retirement age of sixty-five (65) years, or such other age as may be designated by the Committee in the Employee's Incentive Agreement.

                  (kk)     SHARE. A share of the Common Stock.

                  (ll) SHARE POOL. The number of shares authorized for issuance under Section 1.4, as adjusted for awards and payouts under
         Section 1.5 and as adjusted for changes in corporate capitalization under Section 5.5.

                  (mm) STOCK OPTION OR OPTION. Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee or (ii) a Nonstatutory Stock Option granted to an Employee, Consultant or Outside Director, whereunder such stock option the Grantee has the right to purchase Shares of

         Common Stock. In accordance with Section 422 of the Code, only an Employee may be granted an Incentive Stock Option.

                  (nn) SUBSIDIARY. Any corporation (whether now or hereafter existing) which constitutes a "subsidiary" of the Company, as defined in Section 424(f) of the Code.

                  (oo) SUPPLEMENTAL PAYMENT. Any amount, as described in Sections 2.4, 3.4 or 4.3, that is dedicated to payment of income taxes which are payable by the Grantee resulting from an Incentive Award.

1.3      PLAN ADMINISTRATION

                  (a) AUTHORITY OF THE COMMITTEE. Except as may be limited by law and subject to the provisions herein, the Committee shall have full power to (i) select Grantees who shall participate in the Plan;
         (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan's administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan including, without limitation, correcting any defect, supplying any omission or reconciling any inconsistency in the Plan or any Incentive Agreement. The determinations of the Committee shall be final and binding.

                  (b) MEETINGS. The Committee shall designate a chairman from among its members who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Committee.

                  (c) DECISIONS BINDING. All determinations and decisions made by the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its stockholders, Employees, Grantees, and their estates and beneficiaries. The Committee's decisions and determinations with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.

                  (d) MODIFICATION OF OUTSTANDING INCENTIVE AWARDS. Subject to the stockholder approval requirements of Section 6.7 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that is either (i) not adverse to the Grantee to whom such Incentive Award was granted or (ii) consented to by such Grantee. With respect to an Incentive Award that is an incentive stock option (as described in Section 422 of the Code), no adjustment to such option shall be made to the extent constituting a "modification" within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the optionee in writing.

                  (e) DELEGATION OF AUTHORITY. The Committee may delegate to designated officers or other employees of the Company any of its duties under this Plan pursuant to such conditions or limitations as the Committee may establish from time to time; provided, however, while the Company is a Publicly Held Corporation, the Committee may not delegate to any person the authority to (i) grant Incentive Awards, or
         (ii) take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act or the Performance-Based Exception under
         Section 162(m) of the Code.

                  (f) EXPENSES OF COMMITTEE. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

                  (g) INDEMNIFICATION. EACH PERSON WHO IS OR WAS A MEMBER OF THE COMMITTEE, OR OF THE BOARD, SHALL BE INDEMNIFIED BY THE COMPANY AGAINST AND FROM ANY DAMAGE, LOSS, LIABILITY, COST AND EXPENSE THAT MAY BE IMPOSED UPON OR REASONABLY INCURRED BY HIM IN CONNECTION WITH OR RESULTING FROM ANY CLAIM, ACTION, SUIT, OR PROCEEDING TO WHICH HE MAY BE A PARTY OR IN WHICH HE MAY BE INVOLVED BY REASON OF ANY ACTION TAKEN OR FAILURE TO ACT UNDER THE PLAN (INCLUDING SUCH INDEMNIFICATION FOR A PERSON'S OWN, SOLE, CONCURRENT OR JOINT NEGLIGENCE OR STRICT LIABILITY), EXCEPT FOR ANY SUCH ACT OR OMISSION CONSTITUTING WILLFUL MISCONDUCT OR GROSS NEGLIGENCE. SUCH PERSON SHALL BE INDEMNIFIED BY THE COMPANY FOR ALL AMOUNTS PAID BY HIM IN SETTLEMENT THEREOF, WITH THE COMPANY'S APPROVAL, OR PAID BY HIM IN SATISFACTION OF ANY JUDGMENT IN ANY SUCH ACTION, SUIT, OR PROCEEDING AGAINST HIM, PROVIDED HE SHALL GIVE THE COMPANY AN OPPORTUNITY, AT ITS OWN EXPENSE, TO HANDLE AND DEFEND THE SAME BEFORE HE UNDERTAKES TO HANDLE AND DEFEND IT ON HIS OWN BEHALF. THE FOREGOING RIGHT OF INDEMNIFICATION SHALL NOT BE EXCLUSIVE OF ANY OTHER RIGHTS OF INDEMNIFICATION TO WHICH SUCH PERSONS MAY BE ENTITLED UNDER THE COMPANY'S ARTICLES OF INCORPORATION OR BYLAWS, AS A MATTER OF LAW, OR OTHERWISE, OR ANY POWER THAT THE COMPANY MAY HAVE TO INDEMNIFY THEM OR HOLD THEM HARMLESS.

1.4      SHARES OF COMMON STOCK AVAILABLE FOR INCENTIVE AWARDS

         Subject to adjustment under Section 5.5, there shall be available for Incentive Awards under the Plan that are granted wholly or partly in Common Stock (including rights or Stock Options that may be exercised for or settled in Common Stock) 2,500,000 Shares of Common Stock; of this amount 2,500,000 shares of Common Stock reserved under the Plan shall be available for Nonstatutory Stock Options; 2,500,000 of the Shares reserved under the Plan shall be available for grants of Incentive Stock Options; 2,500,000 shares of Common Stock shall be available for Restricted Stock; and 2,500,000 shares of Common Stock shall be available for each of the types of awards based on Common Stock, including the Other Stock Based Awards or Performance Awards, individually which are authorized under Section 4 including, without limitation, purchase rights, Shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the value of securities of, or the performance of, the Company or a specified Subsidiary, division or department, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Parent or Subsidiary and Non-Employee Director automatic grants. The number of Shares of Common Stock that are the subject of Incentive Awards under this Plan, that are forfeited or terminated, expire unexercised, withheld for tax withholding requirements, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that Shares are available for issuance pursuant to Incentive Awards.

         During such period that the Company is a Publicly Held Corporation, then unless and until the Committee determines that a particular Incentive Award granted to a Covered Employee is not intended to comply with the Performance-Based Exception, the following rules shall apply to grants of Incentive Awards to Covered Employees:

                  (a) Subject to adjustment as provided in Section 5.5, the maximum aggregate number of Shares of Common Stock (including Stock Options, Restricted Stock, or Other Stock-Based Awards paid out in Shares) that may be granted in any calendar year pursuant to any Incentive Award held by any individual Covered Employee shall be 2,000,000 Shares.

                  (b) The maximum aggregate cash payout (including Other Stock-Based Awards paid out in cash) with respect to Incentive Awards granted in any calendar year which may be made to any Covered Employee shall be $10,000,000.

                  (c) With respect to any Stock Option granted to a Covered Employee that is canceled or repriced, the number of Shares subject to such Stock Option shall continue to count against the maximum number of Shares that may be the subject of Stock Options granted to such Covered Employee hereunder and, in this regard, such maximum number shall be determined in accordance with Section 162(m) of the Code.

                  (d) The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.

1.5      SHARE POOL ADJUSTMENTS FOR AWARDS AND PAYOUTS.

         The following Incentive Awards and payouts shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

                  (a) Stock Options;

                  (b) Restricted Stock Awards; and

                  (c) A payout of an Other Stock-Based Award or Performance Awards in Shares.

         The following transactions shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

                  (a) A payout of an Other Stock-Based Award or Performance Awards in the form of cash;

                  (b) A cancellation, termination, expiration, forfeiture, or lapse for any reason of any Shares subject to an Incentive Award; and

                  (c) Payment of an Option Price with previously acquired Shares or by withholding Shares that otherwise would be acquired on exercise (i.e., the Share Pool shall be increased by the number of Shares turned in or withheld as payment of the Option Price).

1.6      COMMON STOCK AVAILABLE.

         The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.

1.7      PARTICIPATION

                  (a) ELIGIBILITY. The Committee shall from time to time designate those Employees, Consultants and/or Outside Directors, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares or Stock Options, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent not inconsistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

                  (b) INCENTIVE STOCK OPTION ELIGIBILITY. No Consultant or Outside Director shall be eligible for the grant of any Incentive Stock Option. In addition, no Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Option Price with respect to the Incentive Stock Option is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Section 424(d) of the Code shall apply for the purpose of determining an Employee's percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Section 422 of the Code.

1.8      TYPES OF INCENTIVE AWARDS

         The types of Incentive Awards that may be granted under the Plan are Stock Options as described in Section 2, Restricted Stock as described in
Section 3, Other Stock-Based Awards as described in Section 4, or any combination of the foregoing.

                                   SECTION 2.

                                  STOCK OPTIONS

2.1      GRANT OF STOCK OPTIONS

         The Committee is authorized to grant (a) Nonstatutory Stock Options to Employees, Consultants and/or Outside Directors and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee whether or not any Stock Option previously granted to such person remains unexercised.

2.2      STOCK OPTION TERMS

                  (a) WRITTEN AGREEMENT. Each grant of a Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee's Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee's Incentive Agreement and need not be uniform among all Stock Options issued pursuant to the Plan.

                  (b) NUMBER OF SHARES. Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.

                  (c) EXERCISE PRICE. The Option Price with respect to each Stock Option shall be determined by the Committee; provided, however, that in the case of an Incentive Stock Option, the Option Price shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date the Incentive Stock Option is granted (110% for 10% or greater stockholders pursuant to Section 1.7(b)). To the extent that the Company is a Publicly Held Corporation and the Stock Option is intended to qualify for the Performance-Based Exception, the Option Price shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date the Stock Option is granted. Each Stock Option shall specify the method of exercise which shall be consistent with the requirements of Section 2.3(a).

                  (d) TERM. In the Incentive Agreement, the Committee shall fix the term of each Stock Option (which shall be not more than ten (10) years from the date of grant for ISO grants; five (5) years for ISO grants to ten percent (10%) or greater stockholders pursuant to Section 1.7(b)). In the event no term is fixed, such term shall be ten (10) years from the date of grant.

                  (e) EXERCISE. The Committee shall determine the time or times at which a Stock Option may be exercised in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the performance objectives to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated performance objectives, may specify a minimum level of achievement in respect of the specified performance objectives below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the performance objectives. All such terms and conditions shall be set forth in the Incentive Agreement.

                  (f) $100,000 ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. Notwithstanding any contrary provision in the Plan, to the extent that the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent) exceeds the sum of $100,000, such Incentive Stock Option shall be treated as a Nonstatutory Stock Option to the extent in excess of the $100,000 limit, and not an Incentive Stock Option, but all other terms and provisions of such Stock Option shall remain unchanged. This paragraph shall be applied by taking Incentive Stock Options into account in the order in which they were granted and shall be construed in accordance with Section 422(d) of the Code. In the absence of such regulations or other authority, or if such regulations or other authority require or permit a designation of the Options which shall cease to constitute Incentive Stock Options, then such Incentive Stock Options, only to the extent of such excess, shall automatically be deemed to be Nonstatutory Stock Options but all other terms and conditions of such Incentive Stock Options, and the corresponding Incentive Agreement, shall remain unchanged.

2.3      STOCK OPTION EXERCISES

                  (a) METHOD OF EXERCISE AND PAYMENT. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

                  The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent, or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Grantee for at least six (6) months prior to their tender to satisfy the Option Price), or (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and
         (iii) above. Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. Unless otherwise permitted by the Committee in its discretion, the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes.

                  The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a "cashless exercise" with a broker of the Option), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. A "cashless exercise" of an Option is a procedure by which a broker provides the funds to the Grantee to effect an Option exercise, to the extent consented to by the Committee in its discretion. At the direction of the Grantee, the broker will either (i) sell all of the Shares received when the Option is exercised and pay the Grantee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker) or (ii) sell enough of the Shares received upon exercise of the Option to cover the Option Price, withholding taxes and any fees due the broker and deliver to the Grantee (either directly or through the Company) a stock certificate for the remaining Shares.

         Dispositions to a broker effecting a cashless exercise are not exempt under Section 16 of the Exchange Act (if the Company is a Publicly Held Corporation). In no event will the Committee allow the Option Price to be paid with a form of consideration, including a loan or a "cashless exercise," if such form of consideration would violate the Sarbanes-Oxley Act of 2002 as determined by the Committee in its discretion.

                  The Committee, in its discretion, may also allow an Option to be exercised by a broker-dealer acting on behalf of the Grantee if (i) the broker-dealer has received from the Grantee a duly endorsed Incentive Agreement evidencing such Option and instructions signed by the Grantee requesting the Company to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Grantee and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (iii) the broker-dealer and the Grantee have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220 (or its successor).

                  As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, Share certificates for the number of Shares purchased under the Stock Option. Such delivery shall be effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to Grantee or other appropriate recipient.

                  Subject to Section 5.2, during the lifetime of a Grantee, each Option granted to him shall be exercisable only by the Grantee (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.3(a).

                  (b) RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any grant of Stock Options or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any buy/sell agreement or right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees, (ii) any applicable federal securities laws, (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.

                  Any Grantee or other person exercising an Incentive Award may be required by the Committee to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its sole discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.

                  (c) NOTIFICATION OF DISQUALIFYING DISPOSITION OF SHARES FROM INCENTIVE STOCK OPTIONS. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either
         (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one
         (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.

                  (d) PROCEEDS OF OPTION EXERCISE. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.

2.4 SUPPLEMENTAL PAYMENT ON EXERCISE OF NONSTATUTORY STOCK OPTIONS OR STOCK APPRECIATION RIGHTS.

         The Committee, either at the time of grant or as of the time of exercise of any Nonstatutory Stock Option or stock appreciation right, may provide in the Incentive Agreement for a Supplemental Payment by the Company to the Grantee with respect to the exercise of any Nonstatutory Stock Option or stock appreciation right. The Supplemental Payment shall be in the amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the exercise of the Nonstatutory Stock Option and/or stock appreciation right and the receipt of the Supplemental Payment, assuming the holder is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

                                   SECTION 3.

                                RESTRICTED STOCK

3.1      AWARD OF RESTRICTED STOCK

                  (a) GRANT. In consideration of the performance of Employment by any Grantee who is an Employee, Consultant or Outside Director, Shares of Restricted Stock may be awarded under the Plan by the Committee with such restrictions during the Restriction Period as the Committee may designate in its discretion, any of which restrictions may differ with respect to each particular Grantee. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Incentive Agreement.

                  (b) IMMEDIATE TRANSFER WITHOUT IMMEDIATE DELIVERY OF RESTRICTED STOCK. Unless otherwise specified in the Grantee's Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of the performance of services as an Employee, Consultant or Outside Director, as applicable, entitling such Grantee to all voting and other ownership rights in such Shares.

                  As specified in the Incentive Agreement, a Restricted Stock Award may limit the Grantee's dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a "substantial risk of forfeiture" (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Incentive Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of Restricted Stock granted to a Covered Employee, if applicable, is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

                  Shares awarded pursuant to a grant of Restricted Stock may be issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Grantee's Incentive Agreement. The Company or Committee (or their delegates) shall issue to the Grantee a receipt evidencing the certificates held by it which are registered in the name of the Grantee.

3.2      RESTRICTIONS

                  (a) FORFEITURE OF RESTRICTED STOCK. Restricted Stock awarded to a Grantee may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a "substantial risk of forfeiture" (as defined in Code
         Section 83), or a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Grantee's Incentive Agreement.

                  (b) ISSUANCE OF CERTIFICATES. Reasonably promptly after the date of grant with respect to Shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares. Each such stock certificate shall bear the following legend or any other legend approved by the Company:

                  The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Mission Resources Corporation 2004 Incentive Plan and an Incentive Agreement entered into between the registered owner of such shares and Mission Resources Corporation. A copy of the Plan and Incentive Agreement are on file in the corporate offices of Mission Resources Corporation.

         Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock until such Shares vest pursuant to the terms of the Incentive Agreement.

                  (c) REMOVAL OF RESTRICTIONS. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is appropriate.

3.3      DELIVERY OF SHARES OF COMMON STOCK

         Subject to withholding taxes under Section 6.3 and to the terms of the Incentive Agreement, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Incentive Agreement have been satisfied shall be delivered to the Grantee or other appropriate recipient free of restrictions. Such delivery shall be effected for all purposes when the Company shall have deposited such certificate in the United States mail, addressed to the Grantee or other appropriate recipient.

3.4      SUPPLEMENTAL PAYMENT ON VESTING OF RESTRICTED STOCK

         The Committee, either at the time of grant or vesting of Restricted Stock, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of the Restricted Stock and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

                                   SECTION 4.

                            OTHER STOCK-BASED AWARDS

4.1      GRANT OF OTHER STOCK-BASED AWARDS

         Other Stock-Based Awards may be awarded by the Committee to selected Grantees that are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, Shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan and the goals of the Company. Types of Other Stock-Based Awards include, without limitation, purchase rights, Shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the value of securities of, or the performance of, the Company or a specified Subsidiary, division or department, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Parent or Subsidiary. As is the case with other Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Incentive Awards.

4.2      OTHER STOCK-BASED AWARD TERMS

                  (a) WRITTEN AGREEMENT. The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.

                  (b) PURCHASE PRICE. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services actually rendered (in the case of authorized and unissued shares) or to be rendered, or (ii) in the case of an Other Stock-Based Award in the nature of a purchase right, consideration (other than services rendered or to be rendered) at least equal to fifty percent (50%) of the Fair Market Value of the Shares covered by such grant on the date of grant (or such percentage higher than 50% that is required by any applicable tax or securities law). To the extent that the Company is a Publicly Held Corporation and that a stock appreciation right is intended to qualify for the Performance-Based Exception, the exercise price per share of Common Stock shall not be less than one hundred percent (100%) of Fair Market Value of a share of Common Stock on the date of the grant of the stock appreciation right.

                  (c) PERFORMANCE CRITERIA AND OTHER TERMS. In its discretion, the Committee may specify such criteria, periods or goals for vesting in Other Stock-Based Awards and payment thereof to the Grantee as it shall determine; and the extent to which such criteria, periods or goals have been met shall be determined by the Committee. All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement.

                  (d) PAYMENT. Other Stock-Based Awards may be paid in Shares of Common Stock or other consideration related to such Shares, in a single payment or in installments on such dates as determined by the Committee, all as specified in the Incentive Agreement.

                  (e) DIVIDENDS. The Grantee of an Other Stock-Based Award shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of Shares covered by the Other Stock-Based Award, unless (and to the extent) otherwise as determined by the Committee and set forth in the Incentive Agreement. The Committee may also provide in the Incentive Agreement that the amounts of any dividends or dividend equivalent shall be deemed to have been reinvested in additional Shares of Common Stock.

4.3      PERFORMANCE AWARDS

                  (a) GRANT. During the period the Company is a Publicly Held Corporation, the Committee is authorized to grant Performance Awards to selected Grantees who are Employees or Consultants. Performance Awards may be by reference to Performance Shares or Performance Units. Each grant of Performance Awards shall he evidenced by an Incentive Agreement in such amounts and upon such terms as shall be determined by the Committee. The Committee may make grants of Performance Awards in such a manner that more than one Performance Period is in progress concurrently. For each Performance Period, the Committee shall establish the number of Performance Awards and their contingent values which may vary depending on the degree to which performance criteria established by the Committee are met.

                  (b) PERFORMANCE CRITERIA. The Committee may establish performance goals applicable to Performance Awards based upon criteria in one or more of the following categories: (i) performance of the Company as a whole, (ii) performance of a segment of the Company's business, and (iii) individual performance. Performance criteria for the Company shall relate to the achievement of predetermined financial and operating objectives for the Company and its Subsidiaries on a consolidated basis. Performance criteria for a segment of the Company's business shall relate to the achievement of financial and operating objectives of the segment for which the participant is accountable. Examples of performance criteria shall include (but are not limited to) pre-tax or after-tax profit levels, including: earnings per share, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net operating profits after tax, and net income; total stockholder return; return on assets, equity, capital or investment; cash flow and cash flow return on investment; economic value added and economic profit; growth in earnings per share; levels of operating expense and maintenance expense or measures of customer satisfaction and customer service as determined from time to time including the relative improvement therein. Individual performance criteria shall relate to a participants overall performance, taking into account, among other measures of performance, the attainment of individual goals and objectives. The performance goals may differ among participants.

                  (c) MODIFICATION. If the Committee determines, in its discretion exercised in good faith, that the established performance measures or objectives are no longer suitable to the Company's objectives because of a change in the Company's business, operations, corporate structure, capital structure, or other conditions the Committee deems to be appropriate, the Committee may modify the performance measures and objectives to the extent it considers such modification to be necessary. The Committee shall not permit any such modification that would cause the Performance Awards to fail to qualify for the Performance-Based Exception, if applicable.

                  (d) PAYMENT. The basis for payment of Performance Awards for a given Performance Period shall be the achievement of those performance objectives determined by the Committee at the beginning of the Performance Period as specified in the Grantee's Incentive Agreement. If minimum performance is not achieved for a Performance Period, no payment shall be made and all contingent rights shall cease. If minimum performance is achieved or exceeded, the number of Performance Awards may be based on the degree to which actual performance exceeded the pre-established minimum performance standards. The amount of payment shall be determined by multiplying the number of Performance Awards granted at the beginning of the Performance Period times the final Performance Award value. Payments shall be made, in the discretion of the Committee as specified in the Incentive Agreement.

                  (e) SPECIAL RULE FOR COVERED EMPLOYEES. No later than the ninetieth (90th) day following the beginning of a Performance Period (or twenty-five percent (25%) of the Performance Period) the Committee shall establish performance goals as described in Section 4.3 applicable to Performance Awards awarded to Covered Employees in such a manner as shall permit payments with respect thereto to qualify for the Performance-Based Exception, if applicable. If a Performance Award granted to a Covered Employee is intended to comply with the Performance-Based Exception, the Committee in establishing performance goals shall comply with Treasury Regulation Section l.162-27(e)(2) (or its successor). As soon as practicable following the Company's determination of the Company's financial results for any Performance Period, the Committee shall certify in writing: (i) whether the Company achieved its minimum performance for the objectives for the Performance Period, (ii) the extent to which the Company achieved its performance objectives for the Performance Period, (iii) any other terms that are material to the grant of Performance Awards, and (iv) the calculation of the payments, if any, to be paid to each Grantee for the Performance Period.

                  (f) SUPPLEMENTAL PAYMENT ON VESTING OF PERFORMANCE UNITS OR PERFORMANCE SHARES. The Committee, either at the time of grant or at the time of vesting of Performance Units or Performance Shares, may provide for a Supplemental Payment by the Company to the Grantee in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of such Performance Units or Performance Shares and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as seemed appropriate by the Committee in its discretion. The Committee shall have the discretion to grant Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

4.4      AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS

                  (a) THE GRANT. Each director who is a member of the Board and who is not an Employee of the Company, its Parent or Subsidiaries ("Non-Employee Director") shall on the date (that is a date after the Effective Date) that he or she is initially elected or appointed a director on the Board be granted a Nonstatutory Stock Option to purchase 20,000 shares of Common Stock for the Fair Market Value on the date of such grant for a term of ten years. Thereafter, on the first business day following the annual meeting of the Company stockholders of each subsequent year in which such person is still serving as a Non-Employee Director of the Board (whether or not such director's term has been continuous), he or she shall automatically be granted a Nonqualified Stock Option to purchase an additional 5,000 shares of Common Stock for the Fair Market Value on the date of such grant for a term of ten years.

                  (b) APPLICABLE PROVISIONS. The provisions in this Plan including, but not limited to, provisions related to Nonqualified Stock Options in Sections 2 and 5, shall apply to such grants under this
         Section 4.4. No Non-Employee Director who is entitled to an automatic grant under the Mission Resources Corporation 1994 Stock Incentive Plan (the "1994 Plan") or the Mission Resources Corporation 1996 Stock Incentive Plan (dated September 16, 1996) (the "1996 Plan") shall be entitled to an automatic grant under this Plan for any period in which he or she is also entitled to an automatic grant under either of the 1994 Plan or the 1996 Plan.

                                   SECTION 5.

                    PROVISIONS RELATING TO PLAN PARTICIPATION

5.1      PLAN CONDITIONS

                  (a) INCENTIVE AGREEMENT. Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee's particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee's Incentive Award, as well as, for example, provisions to the effect that the Grantee (i) shall not disclose any confidential information acquired during Employment with the Company,
         (ii) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (iii) shall not interfere with the employment or other service of any employee, (iv) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (v) shall forfeit an Incentive Award if terminated for Cause, (vi) shall not be permitted to make an election under Section 83(b) of the Code when applicable, and (vii) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, an agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.

                  (b) NO RIGHT TO EMPLOYMENT. Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued

         Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.

                  (c) SECURITIES REQUIREMENTS. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares of Common Stock pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.

                  If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

                  THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON RECEIPT BY THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

5.2      TRANSFERABILITY AND EXERCISABILITY

                  Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order (as defined by Section 414(p) of the Code); provided, however, only with respect to Incentive Awards of Nonstatutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonstatutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee's Immediate Family, (ii) a trust or trusts for the exclusive benefit of such Immediate Family, or (iii) a partnership in which such members of such Immediate Family are the only partners, provided that (A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Nonstatutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 5.2, and (C) subsequent transfers of transferred Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence. Following any permitted transfer, any Incentive Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "Grantee" shall be deemed to refer to the transferee. The termination of employment events of Section 5.6 and in the Incentive Agreement shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.

                  Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonstatutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company shall have no obligation to provide any notices to a transferee including, for example, of the termination of an Incentive Award following the original Grantee's termination of employment.

                  In the event that a Grantee terminates employment with the Company to assume a position with a governmental, charitable, educational or other nonprofit institution, the Committee may, in its discretion, subsequently authorize a third party, including but not limited to a "blind" trust, to act on behalf of and for the benefit of such Grantee regarding any outstanding Incentive Awards held by the Grantee subsequent to such termination of employment. If so permitted by the Committee, a Grantee may designate a beneficiary or beneficiaries to exercise the rights of the Grantee and receive any distribution under the Plan upon the death of the Grantee.

                  No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee's enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this
         Section 5.2 shall be void and ineffective. All determinations under this Section 5.2 shall be made by the Committee in its discretion.

5.3      RIGHTS AS A STOCKHOLDER

                  (a) NO STOCKHOLDER RIGHTS. Except as otherwise provided in
         Section 3.1(b) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a stockholder with respect to any Shares of Common Stock until the issuance of a stock certificate for such Shares.

                  (b) REPRESENTATION OF OWNERSHIP. In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person and may require such consents and releases of taxing authorities as the Committee may deem advisable.

5.4      LISTING AND REGISTRATION OF SHARES OF COMMON STOCK

         The exercise of any Incentive Award granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which Shares of Common Stock are traded. The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares of Common Stock to be made pursuant to a registration statement, or an exemption from registration, or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

5.5      CHANGE IN STOCK AND ADJUSTMENTS

                  (a) CHANGES IN LAW OR CIRCUMSTANCES. Subject to Section 5.7 (which only applies in the event of a Change in Control), in the event of any change in applicable law or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants an equitable adjustment because it interferes with the intended operation of the Plan, then, if the Committee should so determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the Option Price or other price per Share for outstanding Incentive Awards. Any adjustment under this paragraph of an outstanding Incentive Stock Option shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the Grantee in writing. The Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.

                  (b) EXERCISE OF CORPORATE POWERS. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company's capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

                  (c) RECAPITALIZATION OF THE COMPANY. Subject to Section 5.7 (which only applies in the event of a Change in Control), if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be exercised shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately increased. The Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this subsection
         (c).

                  (d) ISSUE OF COMMON STOCK BY THE COMPANY. Except as hereinabove expressly provided in this Section 5.5 and subject to
         Section 5.7 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Option Price or

         Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares of Common Stock.

                  (e) ASSUMPTION UNDER THE PLAN OF OUTSTANDING STOCK OPTIONS. Notwithstanding any other provision of the Plan, the Committee, in its absolute discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Committee, in its discretion, may deem appropriate, including provisions to preserve the holder's rights under the previously granted and unexercised stock option or other stock-based incentive award, such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section 1.4. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants under Section 1.4.

                  (f) ASSUMPTION OF INCENTIVE AWARDS BY A SUCCESSOR. Subject to the accelerated vesting and other provisions of Section 5.7 that apply in the event of a Change in Control, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which Grantee would have received had he exercised the Incentive Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock. A "CORPORATE EVENT" means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, or (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof). The Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.

                  Notwithstanding the previous paragraph of this Section 5.5(f), but subject to the accelerated vesting and other provisions of Section
         5.7 that apply in the event of a Change in Control, in the event of a Corporate Event (described in the previous paragraph), the Committee, in its discretion, shall have the right and power to:

                           (i) cancel, effective immediately prior to the occurrence of the Corporate Event, each outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any; provided, however, this subsection (i) shall be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Corporate

                                    Event but only if the Grantee is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Incentive Award after the expiration of six (6) months from the date of grant; or

                           (ii) provide for the exchange or substitution of each Incentive Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Committee, in its discretion, in the Option Price or exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or

                           (iii) provide for assumption of the Plan and such outstanding Incentive Awards by the surviving entity or its parent.

         The Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this subsection (f).

5.6      TERMINATION OF EMPLOYMENT, DEATH, DISABILITY AND RETIREMENT

                  (a) TERMINATION OF EMPLOYMENT. Unless otherwise expressly provided in the Grantee's Incentive Agreement, if the Grantee's Employment is terminated for any reason other than due to his death, Disability, Retirement or for Cause, any non-vested portion of any Stock Option or other applicable Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of the termination date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement with respect to the vested portion of such Incentive Award or (ii) the date that occurs ninety
         (90) days after his termination date (not to exceed three (3) months in the case of an ISO). Unless otherwise expressly provided in his Incentive Agreement, a Grantee's Employment shall not be deemed to have been terminated if a Grantee who is an Employee becomes a Consultant or Outside Director immediately upon his termination of employment with the Company, or if a Grantee's status otherwise changes between or among Employee, Consultant or Outside Director without a gap in service for the Company in any such capacity. All determinations regarding whether and when there has been a termination of Employment shall be made by the Committee.

                  (b) TERMINATION OF EMPLOYMENT FOR CAUSE. Unless otherwise expressly provided in the Grantee's Incentive Agreement, in the event of the termination of a Grantee's Employment for Cause, all vested and non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of Employment.

                  (c) RETIREMENT. Unless otherwise expressly provided in the Grantee's Incentive Agreement, upon the Retirement of any Employee who is a Grantee:

                           (i) any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate and no further vesting shall occur; and

                           (ii) any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award; or (B) the expiration of (1) six (6) months after the date of Retirement in the case of any Incentive Award other than an Incentive Stock Option, or (2) three (3) months after termination of employment in the case of an Incentive Stock Option.

                  (d) DISABILITY OR DEATH. Unless otherwise expressly provided in the Grantee's Incentive Agreement, upon termination of Employment as a result of the Grantee's Disability or death:

                           (i) any nonvested portion of any outstanding Option or other applicable Incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and

                           (ii) any vested Incentive Award shall expire on the earlier of either (A) the expiration date set forth in the Incentive Agreement or
                                    (B) the one (1) year anniversary date of the Grantee's termination of Employment date.

                  In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of "Disability" in Section 1.2, whether the Employee has incurred a "Disability" for purposes of determining the length of the Option exercise period following termination of Employment under this paragraph (d) shall be determined by reference to Section 22(e)(3) of the Code to the extent required by Section 422(c)(6) of the Code. The Committee shall determine whether a Disability for purposes of this subsection (d) has occurred.

                  (e) CONTINUATION. Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Grantee ceases to be an Employee, Outside Director or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award, (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award, or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Inventive Award, a written amendment to the Grantee's Incentive Agreement shall be required.

5.7      CHANGE IN CONTROL

         Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below) the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the Grantee's Incentive Agreement:

                  (a) all of the Stock Options then outstanding shall become one hundred percent (100%) vested and immediately and fully exercisable;

                  (b) all of the restrictions and conditions of any Restricted Stock and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired; and

                  (c) all of the Other Stock-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.

         Notwithstanding any other provision of the Plan, unless otherwise expressly provided in the Grantee's Incentive Agreement, the provisions of this
Section 5.7 may not be terminated, amended, or modified to adversely affect any Incentive Award theretofore granted under the Plan without the prior written consent of the Grantee with respect to his outstanding Incentive Awards subject, however, to the last paragraph of this Section 5.7.

         For all purposes of this Plan, a "CHANGE IN CONTROL" of the Company shall be deemed to occur if:

                  (a) There is an acquisition by a "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (a "PERSON") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the total voting power of all the Company's then outstanding securities entitled to vote generally in the election of directors to the Board; provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (i) any acquisition by the Company or its Parent or Subsidiaries, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or its Parent or Subsidiaries, or (iii) any acquisition consummated with the prior approval of the Board; or

                  (b) During a period of two consecutive calendar years, individuals who at the beginning of such period constitute the Board, and any new director(s) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office, who either were directors at the beginning of the two (2) year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; or

                  (c) The Company becomes a party to a merger, plan of reorganization, consolidation or share exchange in which either (i) the Company will not be the surviving corporation or (ii) the Company will be the surviving corporation and any outstanding shares of the Common Stock will be converted into shares of any other company (other than a reincorporation or the establishment of a holding company involving no change of ownership of the Company) or other securities, cash or other property (excluding payments made solely for fractional shares); or

                  (d) The stockholders of the Company approve a merger, plan of reorganization, consolidation or share exchange with any other corporation, and immediately following such merger, plan of reorganization, consolidation or share exchange the holders of the voting securities of the Company outstanding immediately prior thereto hold securities representing fifty percent (50%) or less of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger, plan of reorganization, consolidation or share exchange; provided, however, that notwithstanding the foregoing, no Change in Control shall be deemed to have occurred if one-half (-1/2) or more of the members of the Board of the Company or such surviving entity immediately after such merger, plan of reorganization, consolidation or share exchange is comprised of persons who served as directors of the Company immediately prior to such merger, plan of reorganization, consolidation or share exchange or who are otherwise designees of the Company; or

                  (e) Upon approval by the Company's stockholders of a complete liquidation and dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company other than to a Parent or Subsidiary; or

                  (f) Any other event that a majority of the Board, in its sole discretion, shall determine constitutes a Change in Control hereunder.

         Notwithstanding the occurrence of any of the foregoing events of this
Section 5.7 which would otherwise result in a Change in Control, the Board may determine in its discretion, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting a Change in Control shall not be deemed a Change in Control hereunder. Such determination shall be effective only if it is made by the Board prior to the occurrence of an event that otherwise would be a Change in Control, or after such event if made by the Board a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be or probably would lead to a Change in Control.

5.8      EXCHANGE OF INCENTIVE AWARDS

         The Committee may, in its discretion, permit any Grantee to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards or in exchange for the grant of new Incentive Awards, or require holders of Incentive Awards to surrender outstanding Incentive Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Incentive Awards.

5.9      FINANCING

         To the extent permitted by the Sarbanes-Oxley Act of 2002 or other applicable law, the Company may extend and maintain, or arrange for and guarantee, the extension and maintenance of financing to any Grantee to purchase Shares pursuant to exercise of an Incentive Award upon such terms as are approved by the Committee and the Board in their discretion.

                                   SECTION 6.

                                    GENERAL

6.1      EFFECTIVE DATE AND GRANT PERIOD

         This Plan is adopted by the Board effective as of the Effective Date subject to the approval of the stockholders of the Company within twelve (12) months from the Effective Date. Incentive Awards may be granted under the Plan at any time prior to receipt of such stockholder approval; provided, however, if the requisite stockholder approval is not obtained within the permissible time frame, then the Plan and any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. Unless sooner terminated by the Board pursuant to Section 6.7, no Incentive Award shall be granted under the Plan after ten (10) years from the Effective Date.

6.2      FUNDING AND LIABILITY OF COMPANY

         No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

6.3      WITHHOLDING TAXES

                  (a) TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder.

                  (b) SHARE WITHHOLDING. With respect to tax withholding required upon the exercise of Stock Options, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate. Any fraction of a Share required to satisfy such obligation shall be disregarded and the amount due shall instead be paid in cash by the Grantee.

                  (c) INCENTIVE STOCK OPTIONS. With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two (2) years from the date of grant of such Option or (ii) one (1) year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy federal, state and local tax withholding requirements attributable to such disqualifying disposition.

                  (d) LOANS. To the extent permitted by the Sarbanes-Oxley Act of 2002 or other applicable law, the Committee may provide for loans, on either a short term or demand basis, from the Company to a Grantee who is an Employee or Consultant to permit the payment of taxes required by law.

6.4      NO GUARANTEE OF TAX CONSEQUENCES

         Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

6.5      DESIGNATION OF BENEFICIARY BY PARTICIPANT

         Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee during the Grantee's lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee's death shall be paid to the Grantee's estate.

6.6      DEFERRALS

         The Committee may permit a Grantee to defer such Grantee's receipt of the payment of cash or the delivery of Shares that would, otherwise be due to such Grantee by virtue of the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Other Stock-Based Awards. If any such deferral election is permitted, the Committee shall, in its discretion, establish rules and procedures for such payment deferrals to the extent consistent with the Code.

6.7      AMENDMENT AND TERMINATION

         The Board shall have complete power and authority to terminate or amend the Plan at any time; provided, however, if the Company is a Publicly Held Corporation, the Board shall not, without the approval of the stockholders of the Company within the time period required by applicable law, (a) except as provided in Section 5.5, increase the maximum number of Shares which may be issued under the Plan pursuant to Section 1.4, (b) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan, (c) to the extent applicable, increase the maximum limits on Incentive Awards to Covered Employees as set for compliance with the Performance-Based Exception,
(d) extend the term of the Plan, or (e) to the extent applicable, decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.

         No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.

         In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require stockholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company's stockholders.

6.8      REQUIREMENTS OF LAW

         The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

6.9      RULE 16b-3 SECURITIES LAW COMPLIANCE AND COMPLIANCE WITH COMPANY
         POLICIES

         With respect to Insiders to the extent applicable, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. With respect to all Grantees, transactions under the Plan are intended to comply with Securities Regulation BTR and the Company's insider trading policies as revised from time to time or such other similar Company policies, including but not limited to, policies relating to black out periods. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention. However, to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.

6.10     COMPLIANCE WITH CODE SECTION 162(m)

         While the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-Based Exception. If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have any adverse effect on the prior grant of an Incentive Award, or the economic value to a Grantee of any outstanding Incentive Award, unless consented to in writing by the Grantee.

6.11     SUCCESSORS

         All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

6.12     MISCELLANEOUS PROVISIONS

                  (a) No Employee, Consultant, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee, Consultant, or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.

                  (b) No Shares of Common Stock shall be issued hereunder unless counsel for the Company is then reasonably satisfied that such issuance will be in compliance with federal and state securities laws, if applicable.

                  (c) The expenses of the Plan shall be borne by the Company.

                  (d) By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.

6.13     SEVERABILITY

         In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

6.14     GENDER, TENSE AND HEADINGS

         Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.

6.15     GOVERNING LAW

         The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Texas without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

[MISSION RESOURCES LOGO]

                                VOTE BY MAIL
C/O AMERICAN STOCK TRANSFER     Mark, sign, and date your proxy card and return
59 MAIDEN LANE                  it in the postage-paid envelope we have provided
NEW YORK, NY 10038              or return it to Mission Resources Corporation,
                                c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  MISSN1   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------------------------------
                                                                      DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MISSION RESOURCES CORPORATION

 1. THE ELECTION OF DIRECTORS
                                                              FOR WITHHOLD FOR ALL   To withhold authority to vote for any
    Nominees for directors are:                               ALL    ALL    EXCEPT   individual nominee, mark "For All Except"
    01) Robert L. Cavnar                                                             and write the nominee's number on the line
    02) David A.B. Brown                                      [ ]    [ ]    [ ]      below.
    03) Joseph N. Jaggers                                                            __________________________________________
    04) Robert R. Rooney
    05) Herbert C. Williamson, III

  VOTE ON PROPOSAL                       FOR AGAINST ABSTAIN
                                                              Signature should agree with name printed
  2. Adoption of the 2004 Incentive Plan [ ]     [ ]     [ ]  hereon. If Stock is held in the name of more
                                                              than one person, EACH joint owner should
                                                              sign. Executors, administrators, trustees,
                                                              guardians and attorneys should indicate the
                                                              capacity in which they sign. Attorneys
                                                              should submit powers of attorney.
  3. In their discretion, upon such
     other business as may properly come
     before the meeting; hereby revoking
     any proxy or proxies heretofore
     given by the undersigned.

                                         YES     NO
Please indicate if you plan to attend
this meeting                             [ ]     [ ]

_________________________________  ______                     ________________________  _______

Signature [PLEASE SIGN WITHIN BOX] Date                       Signature (Joint Owners)  Date

                          MISSION RESOURCES CORPORATION
               THE BOARD OF DIRECTORS SOLICITS THIS PROXY FOR THE
                         ANNUAL MEETING ON MAY 19, 2004

      PROXY                The undersigned stockholder of Mission Resources
       FOR        Corporation (the "Company") hereby appoints Robert L. Cavnar,
     ANNUAL       Richard W. Piacenti and Ann Kaesermann, or either of them, the
     MEETING      true and lawful attorneys, agents and proxies, each with full
       OF         power of substitution, to vote on behalf of the undersigned at
  STOCKHOLDERS    the Annual Meeting of Stockholders of the Company to be held at the Four Seasons Hotel, located at 1300 Lamar Street,
  MAY  19, 2004   Houston, Texas 77010 on Wednesday, May 19, 2004, at 10:00
                  a.m., Houston time, and at any adjournments of said meeting, all of the shares of the Company's common stock in the name of the undersigned or which the undersigned may be entitled to vote.

                           This Proxy, when properly executed, will be voted in
                  the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the election of the nominees listed on the reverse side and FOR the adoption of the 2004 Incentive Plan, and in accordance with the discretion of the persons designated above with respect to any other business properly before the meeting.

                  The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished herein.

                  (THIS PROXY MUST BE DATED AND SIGNED ON THE REVERSE SIDE.)

                  PLEASE MARK, SIGN, DATE AND RETURN IN THE ENVELOPE ENCLOSED.